             As filed with the Securities and Exchange Commission on
              February 24, 2003 Registration No. 333-38343/811-8878

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.____               ( )
                       POST-EFFECTIVE AMENDMENT NO. 5                  (X)

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                               Amendment No. 3                         (X)
                        (Check appropriate box or boxes)

                            AUSA SERIES LIFE ACCOUNT
                           (Exact Name of Registrant)

                        AUSA LIFE INSURANCE COMPANY, INC.
                               (Name of Depositor)
                              4 Manhattanville Road
                            Purchase, New York 10577
         (Address of Depositor's Principal Executive Offices) (Zip Code)
               Depositor's Telephone Number, including Area Code:
                                 (727) 299-1531

                             Thomas E. Pierpan, Esq.
                               Assistant Secretary
                        AUSA Life Insurance Company, Inc.
                                  P.O. Box 9054
                            Clearwater, FL 33758-9054
                     (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jane Wilson-Bilik, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering: May 1, 2003

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date)________, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 2003, pursuant to paragraph (a)(1)

If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 2003

                        AUSA FINANCIAL FREEDOM BUILDER(R)
                                 ISSUED THROUGH
                            AUSA SERIES LIFE ACCOUNT
                                       BY
                   AUSA LIFE ASSURANCE INSURANCE COMPANY, INC.
                             ADMINISTRATIVE OFFICE:
                                  P.O. Box 9054
                         Clearwater, Florida 33758-9054
                                 1-800-322-7353
                                 (727) 299-1531

PLEASE SEND ALL PREMIUM PAYMENTS, LOAN REPAYMENTS, CORRESPONDENCE AND NOTICES TO
                          THE ADMINISTRATIVE OFFICE ONLY.

                                  HOME OFFICE:
                              4 Manhattanville Road
                            Purchase, New York 10577

          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the AUSA Financial Freedom Builder (R), a flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the AUSA Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. - Initial Class (the "Series Fund") and Fidelity Variable Insurance Products Funds - Service Class 2 (VIP) (the "VIP Funds") (collectively, the "funds").

The portfolios of the Series Fund available to you under this Policy are:

[ ]  Munder Net50
[ ]  Van Kampen Emerging Growth
[ ]  T. Rowe Price Small Cap
[ ]  Alger Aggressive Growth
[ ]  Third Avenue Value
[ ]  LKCM Strategic Total Return
[ ]  Clarion Real Estate Securities
[ ]  Federated Growth & Income
[ ]  AEGON Bond
[ ]  Transamerica Money Market
[ ]  Marsico Growth (formerly, Goldman Sachs Growth)
[ ]  Transamerica Equity
[ ]  GE U.S. Equity
[ ]  Transamerica Growth Opportunities
[ ]  Great Companies--America(SM)
[ ]  Transamerica Convertible Securities
[ ]  Salomon All Cap
[ ]  Dreyfus Mid Cap
[ ]  PBHG/NWQ Value Select
[ ] PBHG Mid Cap Growth
[ ] T. Rowe Price Equity Income
[ ] Transamerica Value Balanced
[ ] American Century International
[ ] Great Companies - Global(2)
[ ] Great Companies - Technology(SM)
[ ] Janus Growth
[ ] Janus Global
[ ] Janus Balanced
[ ] PIMCO Total Return
[ ] Asset Allocation - Conservative Portfolio
        (formerly, Conservative Asset Allocation)
[ ] Asset Allocation - Moderate Portfolio
       (formerly, Moderate Asset Allocation)
[ ] Asset Allocation - Moderate Growth Portfolio
        (formerly, Moderately Aggressive Asset Allocation)
[ ] Asset Allocation - Growth Portfolio (formerly, Aggressive Asset Allocation)

The portfolios of the VIP Funds available to you under this Policy are:

[ ] VIP Equity-Income Portfolio* [ ] VIP Contrafund (R) Portfolio*
[ ] VIP Growth Opportunities Portfolio*

* Effective May 1, 2003, this portfolio is no longer available for sale to new investors.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Policy Benefits/Risks Summary......................................................................................      1
    Policy Benefits................................................................................................      1
       The Policy in General.......................................................................................      1
       Flexible Premiums...........................................................................................      1
       Variable Death Benefit......................................................................................      1
       No Lapse Guarantee..........................................................................................      2
       Cash Value..................................................................................................      2
       Transfers...................................................................................................      2
       Loans.......................................................................................................      2
       Cash Withdrawals and Surrenders.............................................................................      3
    Policy Risks...................................................................................................      3
       Investment Risks............................................................................................      3
       Risk of Lapse...............................................................................................      3
       Tax Risks (Income Tax and MEC)..............................................................................      4
       Loan Risks..................................................................................................      4
Portfolio Risks....................................................................................................      4
Fee Tables.........................................................................................................      5
       Range of Expenses for the Portfolios........................................................................      8
AUSA Life, The Separate Account, the Fixed Account and the Portfolios..............................................      9
       AUSA Life...................................................................................................      9
       The Separate Account........................................................................................      9
       The Fixed Account...........................................................................................     10
       The Portfolios..............................................................................................     10
       Addition, Deletion, or Substitution of Investments..........................................................     14
       Your Right to Vote Portfolio Shares.........................................................................     14
Charges and Deductions.............................................................................................     14
       Premium Charges.............................................................................................     15
       Monthly Deduction...........................................................................................     15
       Mortality and Expense Risk Charge...........................................................................     17
       Surrender Charge............................................................................................     17
       Pro Rata Decrease Charge....................................................................................     18
       Transfer Charge.............................................................................................     19
       Loan Interest Charge........................................................................................     19
       Cash Withdrawal Charge......................................................................................     19
       Taxes.......................................................................................................     19
       Portfolio Expenses..........................................................................................     19
The Policy.........................................................................................................     20
       Ownership Rights............................................................................................     20
       Modifying the Policy........................................................................................     20
       Purchasing a Policy.........................................................................................     20
       Tax-Free "Section 1035" Exchanges...........................................................................     21
       When Insurance Coverage Takes Effect........................................................................     21
Policy Features....................................................................................................     22
    Premiums.......................................................................................................     22
       Allocating Premiums.........................................................................................     22
       Premium Flexibility.........................................................................................     23
       Planned Periodic Payments...................................................................................     23
       Minimum Monthly Guarantee Premium...........................................................................     23

             This Policy is available only in the State of New York.

       No Lapse Period.............................................................................................     24
       Premium Limitations.........................................................................................     24
       Making Premium Payments.....................................................................................     24
Transfers..........................................................................................................     24
       General.....................................................................................................     24
       Fixed Account Transfers.....................................................................................     26
       Conversion Rights...........................................................................................     26
       Reduced Paid-Up Benefit.....................................................................................     27
       Dollar Cost Averaging.......................................................................................     27
       Asset Rebalancing Program...................................................................................     28
       Third Party Asset Allocation Services.......................................................................     28
Policy Values......................................................................................................     29
       Cash Value..................................................................................................     29
       Net Surrender Value.........................................................................................     29
       Subaccount Value............................................................................................     29
       Subaccount Unit Value.......................................................................................     30
       Fixed Account Value.........................................................................................     30
Death Benefit......................................................................................................     30
       Death Benefit Proceeds......................................................................................     30
       Death Benefit...............................................................................................     31
       Effect of Cash Withdrawals on the Death Benefit.............................................................     33
       Choosing Death Benefit Options..............................................................................     33
       Changing the Death Benefit Option...........................................................................     33
       Decreasing the Specified Amount.............................................................................     33
       No Increases in Specified Amount............................................................................     34
       Payment Options.............................................................................................     34
Surrenders and Cash Withdrawals....................................................................................     34
       Surrenders..................................................................................................     34
       Cash Withdrawals............................................................................................     34
       Canceling a Policy..........................................................................................     35
Loans    ..........................................................................................................     35
       General.....................................................................................................     35
       Interest Rate Charged.......................................................................................     36
       Loan Reserve Interest Rate Credited.........................................................................     36
       Effect of Policy Loans......................................................................................     37
Policy Lapse and Reinstatement.....................................................................................     37
       Lapse.......................................................................................................     37
       No Lapse Period.............................................................................................     37
       Reinstatement...............................................................................................     38
Federal Income Tax Considerations..................................................................................     38
       Tax Status of the Policy....................................................................................     38
       Tax Treatment of Policy Benefits............................................................................     39
       Special Rules for 403(b) Arrangements.......................................................................     41
Other Policy Information...........................................................................................     41
       Benefits at Maturity........................................................................................     41
       Payments We Make............................................................................................     41
       Split Dollar Arrangements...................................................................................     42
       Policy Termination..........................................................................................     43
Supplemental Benefits (Riders).....................................................................................     43
       Children's Insurance Rider..................................................................................     43
       Accidental Death Benefit Rider..............................................................................     43
       Other Insured Rider.........................................................................................     43
       Primary Insured Rider ("PIR")...............................................................................     44
       Terminal Illness Accelerated Death Benefit Rider............................................................     45

Additional Information.............................................................................................     46
       Sale of the Policies........................................................................................     46
       Legal Proceedings...........................................................................................     46
       Financial Statements........................................................................................     46
Performance Data...................................................................................................     46
       Rates of Return.............................................................................................     46
       Net Investment Return of Separate Account...................................................................     49
Table of Contents of the Statement of Additional Information.......................................................     50
Glossary ..........................................................................................................     51
Appendix A - Wealth Indices of Investments in the U.S. Capital Market..............................................     54
Appendix B - Surrender Charge Per Thousand (Based on the gender and rate class of the insured).....................     56
Prospectus Back Cover..............................................................................................     58
       Personalized Illustrations of Policy Benefits...............................................................     58
       Inquiries...................................................................................................     58

POLICY BENEFITS/RISKS SUMMARY                  AUSA FINANCIAL FREEDOM BUILDER(R)

         This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

THE POLICY IN GENERAL

- The AUSA Financial Freedom Builder(R) is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

- The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

- Fixed Account. You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account.

- Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

- Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction.

FLEXIBLE PREMIUMS

- You select a premium payment plan but the plan is flexible - you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $50.

- You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

- Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

VARIABLE DEATH BENEFIT

- If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

- CHOICE AMONG DEATH BENEFIT OPTIONS. You must choose one of three death benefit options. We offer the following:

         -        Option A is the greater of:

                  -        the current specified amount, or

                  - a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

         -        Option B is the greater of:

                  - the current specified amount, plus the Policy's cash value on the date of the insured's death, or

                  - a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

         -        Option C is the greater of:

                  -        the amount payable under Option A, or

                  - the current specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death.

We will reduce the death benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

-        Under current tax law, the death benefit should generally be U.S.
         federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

- CHANGE IN DEATH BENEFIT OPTION AND SPECIFIED AMOUNT. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or decrease the specified amount. A decrease in specified amount is limited to no more than 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

NO LAPSE GUARANTEE

- We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

CASH VALUE

- Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) (including interest you owe on any Policy loan(s)).

- The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

- You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

- We charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

-        Dollar cost averaging and asset rebalancing programs are available.

- You may make one transfer per Policy year from the fixed account, and we must receive at our administrative office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account.

LOANS

- After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value MINUS any surrender charge and MINUS any outstanding loan amount. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

- We currently charge 5.66% interest annually. The interest will be charged in advance each year on any outstanding loan amount.

- To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%.

- After the 10th Policy year, on all amounts you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

- Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequences of loans with preferred rates is uncertain.

CASH WITHDRAWALS AND SURRENDERS

- You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

                  -        at least $500; and

                  -        no more than 10% of the net surrender value.

- We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

- A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

- You may fully surrender the Policy at any time before the insured's death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value MINUS surrender charge, MINUS any outstanding loan amount, plus any interest paid in advance on the loan for the period between the date of surrender and the next Policy anniversary). The surrender charge will apply during the first 15 Policy years. THE SURRENDER CHARGE MAY BE SIGNIFICANT. You may have little or no cash value or net surrender value in the early Policy years.

- A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will not remain in effect.

- Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

- TAX BENEFITS. We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, surrender the Policy, or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.

POLICY RISKS

INVESTMENT RISKS

         If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

         Your Policy contains a five-year no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

         If you take a cash withdrawal or Policy loan, if you decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount and any pro rata decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period in effect.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect during the first five Policy years. Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount, plus any interest you paid in advance on the loan between the date of surrender and the next Policy anniversary) is not enough to pay the monthly deduction due.

         A Policy lapse may have adverse tax consequences.

         You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

         We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on cash withdrawals, surrenders, pledges and loans taken before you reach age 59 1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of not less than 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

         We also currently charge interest on Policy loans at a rate of 5.66% to be paid in advance. Interest is added to the amount of the loan to be repaid.

         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.

         If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. Moreover, the tax treatment of loans with preferred rates is uncertain.

PORTFOLIO RISKS

         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES

         The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

------------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------
                                                                                 AMOUNT DEDUCTED
                                  WHEN CHARGE IS                  GUARANTEED                              CURRENT
          CHARGE                     DEDUCTED                       CHARGE                                CHARGE
------------------------------------------------------------------------------------------------------------------------------
PREMIUM CHARGES:                Upon payment of each         First 10 Policy years -             First 10 Policy years - 6.0%
  Premium Expense               premium                      6.0% of each premium                of each premium payment;
  Charge                                                     payment; and 2.5% of                and 2.5% of premiums in
                                                             premiums in Policy years 11+        Policy years 11+

Premium Collection                                           $3.00 per premium                   $3.00 per premium
Charge
------------------------------------------------------------------------------------------------------------------------------
CASH WITHDRAWAL                 Upon withdrawal              2.0% of the amount                  2.0% of the amount
CHARGE(1)                                                    withdrawn, not to exceed            withdrawn, not to exceed $25
                                                             $25
------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE                Upon full surrender of
                                the Policy during the
                                first 15 Policy years

  -      Minimum Charge(2)                                   $0 per $1,000 of                    $0 per $1,000 of
                                                             specified amount                    specified amount

  -      Maximum Charge(3)                                   $57.00 per $1,000 of                $57.00 per $1,000 of
                                                             specified amount                    specified amount

  -      Charge for a male                                   $12.52 per $1,000 of                $12.52 per $1,000 of
         insured, issue age                                  specified amount                    specified amount
         30, in the ultimate
         select, non-tobacco
         use class, in Policy
         year 1
------------------------------------------------------------------------------------------------------------------------------

------------------
(1) When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we will assess the following charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.

(2) This minimum charge is based on an insured's issue age, gender and underwriting class.

(3) Maximum charge does not reflect any additional rating. This maximum charge is based on an insured's issue age, gender and underwriting class.

------------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT DEDUCTED
                                 WHEN CHARGE IS                    GUARANTEED                             CURRENT
       CHARGE                       DEDUCTED                         CHARGE                                CHARGE
------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE                 Upon transfer                First 12 transfers in a             First 12 transfers in a
                                                             Policy year are free, $25           Policy year are free, $25 for
                                                             for each subsequent transfer        each subsequent transfer
------------------------------------------------------------------------------------------------------------------------------
PRO RATA DECREASE CHARGE        During the first 15          Equal to the surrender              Equal to the surrender charge
                                Policy years                 charge (as of the date of           (as of the date of the
                                                             the decrease) applicable to         decrease) applicable to that
                                                             that portion of the                 portion of the segment(s) of
                                                             segment(s) of the specified         the specified amount that is
                                                             amount that is decreased.           decreased.
------------------------------------------------------------------------------------------------------------------------------

         The table below describes the fees and expenses that a Policy owner will pay periodically during the time that he or she owns the Policy, not including portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
                                PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT DEDUCTED
                                   WHEN CHARGE IS                 GUARANTEED                              CURRENT
          CHARGE                      DEDUCTED                      CHARGE                                 CHARGE
------------------------------------------------------------------------------------------------------------------------------
MONTHLY POLICY CHARGE           Monthly on the Policy        $7.50 per month                     $5.00 per month
                                date and on each
                                Monthiversary
------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE(4)            Monthly on the Policy
                                date and on each
  -      Minimum Charge(5)      Monthiversary until          $.06 per $1,000 of net              $.06 per $1,000 of net amount
                                the insured reaches          amount at risk(7) (female,          at risk (female, age 10,
                                age 95                       age 10, juvenile)                   juvenile)

  -      Maximum Charge(6)                                   $24.85 per $1,000 of net            $21.12 per $1,000 of net
                                                             amount at risk (male, age           amount at risk (male, age 94,
                                                             94, standard tobacco use)           standard tobacco use)

  -      Charge for a male                                   $0.12 per $1,000 of net             $0.12 per $1,000 of net
         insured, issue age                                  amount at risk per month            amount at risk per month
         30, in the ultimate
         select, non-tobacco
         use class, in Policy
         year 1
------------------------------------------------------------------------------------------------------------------------------

------------------
(4) Cost of insurance rates vary based on the insured's issue age on the Policy date, length of time from the Policy date, gender and underwriting class. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

(5) This minimum charge is based on an insured's issue age, gender and underwriting class.

(6) Maximum charge does not reflect any additional rating. This maximum charge is based on the insured's issue age, gender and underwriting class.

(7) The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0032737, minus the cash value on such Monthiversary.

------------------------------------------------------------------------------------------------------------------------------
                                PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT DEDUCTED
                                   WHEN CHARGE IS                  GUARANTEED                             CURRENT
          CHARGE                      DEDUCTED                       CHARGE                                CHARGE
------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE           Daily                        Annual rate of 0.90% of             Annual rate of 0.90% for
RISK CHARGE                                                  daily net assets of each            Policy years 1-15 and 0.75%
                                                             subaccount in which you are         for Policy years 16+ of daily
                                                             invested                            net assets of each subaccount
                                                                                                 in which you are invested
------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(8)
------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit        Monthly on the Policy        Charge assessed per $1,000          Charge assessed per $1,000 of
Rider                           date and on each             of rider face amount each           rider face amount each
                                Monthiversary                month:                              month:

  -      Minimum Charge(9)                                   $0.10 per $1,000 (attained          $0.10 per $1,000 (attained
                                                             ages 15 - 45, male and              ages 15 - 45, male and
                                                             female)                             female)

  -      Maximum Charge(10)                                  $0.18 per $1,000 (attained          $0.18 per $1,000 (attained
                                                             ages 66 - 69, male and              ages 66 - 69, male and
                                                             female)                             female)

  -      Charge for a male                                   $0.10 per $1,000                    $0.10 per $1,000
         insured, issue age
         30, in Policy year 1
------------------------------------------------------------------------------------------------------------------------------
Children's Insurance            Monthly on Policy            Charge assessed per                 Charge assessed per $1,000
Rider                           date and on each             $1,000 of rider face                of rider face amount each
                                Monthiversary                amount each month:                  month:

                                                             $0.60 per $1,000 (attained          $0.60 per $1,000 (attained
                                                             ages 0 - 25, male and               ages 0 - 25, male and
                                                             female)                             female)
------------------------------------------------------------------------------------------------------------------------------

------------------
(8) Cost of insurance rates for the riders may vary based on the insured's issue age, gender, or underwriting class and the Policy year. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

(9) This minimum charge is based on the insured's attained age, gender and underwriting class.

(10) This maximum charge is based on the insured's attained age, gender and underwriting class.

------------------------------------------------------------------------------------------------------------------------------
                                PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                                                                  AMOUNT DEDUCTED
                                    WHEN CHARGE IS               GUARANTEED                              CURRENT
            CHARGE                     DEDUCTED                    CHARGE                                 CHARGE
------------------------------------------------------------------------------------------------------------------------------
Other Insured Rider             Monthly on the Policy        Charge assessed per $1,000          Charge assessed per $1,000 of
                                date and on each             of rider face amount each           rider face amount each
                                Monthiversary                month:                              month:

  -      Minimum Charge                                      $0.06 per $1,000 (female,           $0.06 per $1,000 (female, age
                                                             age 10, juvenile)                   10, juvenile)

  -      Maximum Charge                                      $8.83 per $1,000 (male,             $7.22 per $1,000 (male,
                                                             attained age 78, standard           attained age 78, standard
                                                             tobacco use)                        tobacco use)

  -      Charge for a male                                   $0.12 per $1,000                    $0.12 per $1,000
         insured, issue age
         30, in the ultimate
         select, non-tobacco
         use class, in Policy
         year 1
------------------------------------------------------------------------------------------------------------------------------
Primary Insured Rider           Monthly on the Policy        Charge assessed per $1,000          Charge assessed per $1,000 of
                                date and on each             of rider face amount each           rider face amount each
                                Monthiversary                month:                              month:

  -      Minimum Charge                                      $0.06 per $1,000 (female,           $0.06 per $1,000 (female, age
                                                             age 10, juvenile)                   10, juvenile)

  -      Maximum Charge                                      $8.83 per $1,000 (male,             $6.86 per $1,000 (male,
                                                             attained age 78, standard           attained age 78, standard
                                                             tobacco use)                        tobacco use)

  -      Charge for a male                                   $0.12 per $1,000                    $0.12 per $1,000
         insured, issue age
         30, in the ultimate
         select, non-tobacco
         use class, in Policy
   -      year 1
------------------------------------------------------------------------------------------------------------------------------
Terminal Illness                No charge                    None                                None
Accelerated Death
Benefit Rider
------------------------------------------------------------------------------------------------------------------------------

RANGE OF EXPENSES FOR THE PORTFOLIOS(1)

         The next table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the Policy. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

------------------
(1) The portfolio expenses used to prepare this table were provided to AUSA Life by the funds. AUSA Life has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Minimum       Maximum
----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES  (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses)                                        %             %
----------------------------------------------------------------------------------------------------------------------------
NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of            %             %
fees and expenses)(2)
----------------------------------------------------------------------------------------------------------------------------

AUSA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

AUSA LIFE

         AUSA Life Insurance Company, Inc., located at 4 Manhattanville Road, Purchase, New York 10577 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         The separate account is a separate account of AUSA Life, established under New York law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

         The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE SEPARATE ACCOUNT. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

         - Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

         - Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

         - Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

         - Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

         - Combine the separate account with other separate accounts, and/or create new separate accounts;

         - Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

         - Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

------------------
(2) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

         The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE FIXED ACCOUNT

         The fixed account is part of AUSA Life's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, AUSA Life has sole discretion over the investment of the fixed account's assets. AUSA Life bears the full investment risk for all amounts contributed to the fixed account. AUSA Life guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.

         We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

         THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.

         Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available.

         Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE FUND PROSPECTUSES BY CONTACTING US AT 1-800-322-7353 OR VISITING OUR WEBSITE AT WWW.AUSALIFE.COM. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------------
MUNDER NET50                                                  MUNDER CAPITAL MANAGEMENT
                                                              Seeks long-term capital appreciation.

VAN KAMPEN EMERGING GROWTH                                    VAN KAMPEN ASSET MANAGEMENT INC.
                                                              Seeks capital appreciation by investing
                                                              primarily in common stocks of small and
                                                              medium-sized companies.

T. ROWE PRICE SMALL CAP                                       T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks long-term growth of capital by
                                                              investing primarily in common stocks of
                                                              small growth companies.

PBHG MID CAP GROWTH                                           PILGRIM BAXTER & ASSOCIATES, Ltd.
                                                              Seeks capital appreciation.

ALGER AGGRESSIVE GROWTH                                       FRED ALGER MANAGEMENT, INC.
                                                              Seeks long-term capital appreciation.

THIRD AVENUE VALUE                                            EQSF ADVISERS, INC.
                                                              Seeks long-term capital appreciation.

AMERICAN CENTURY INTERNATIONAL                                AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                                              Seeks capital growth.

JANUS GLOBAL                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term growth of capital in a manner
                                                              consistent with the preservation preservation of
                                                              capital.

GREAT COMPANIES--GLOBAL(2)                                    GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital in a
                                                              manner consistent with preservation of capital.

GREAT COMPANIES--TECHNOLOGY(SM)                               GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

JANUS GROWTH                                                  JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks growth of capital.

MARSICO GROWTH*                                               BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                              Seeks long-term growth of capital.

GE U.S. EQUITY                                                GE ASSET MANAGEMENT INCORPORATED
                                                              Seeks long-term growth of capital.

GREAT COMPANIES--AMERICA(SM)                                  GREAT COMPANIES, L.L.C.
                                                              Seeks long-term growth of capital.

SALOMON ALL CAP                                               SALOMON BROTHERS ASSET MANAGEMENT INC
                                                              Seeks capital appreciation.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------------
DREYFUS MID CAP                                               THE DREYFUS CORPORATION
                                                              Seeks total investment returns (including
                                                              capital appreciation and income), which
                                                              consistently outperform the S&P 400 Mid Cap Index.

PBHG/NWQ VALUE SELECT                                         NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                                                              and Pilgrim Baxter & Associates, Ltd.
                                                              Seeks to achieve maximum, consistent
                                                              total return with minimum risk to principal.

T. ROWE PRICE EQUITY INCOME                                   T. ROWE PRICE ASSOCIATES, INC.
                                                              Seeks to provide substantial dividend income
                                                              as well as long-term growth of capital by
                                                              primarily investing in dividend-paying
                                                              common stocks of established companies.

TRANSAMERICA VALUE BALANCED                                   TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks preservation of capital and
                                                              competitive investment returns.

LKCM STRATEGIC TOTAL RETURN                                   LUTHER KING CAPITAL MANAGEMENT CORPORATION
                                                              Seeks to provide current income, long-term
                                                              growth of income and capital appreciation.

CLARION REAL ESTATE SECURITIES                                CLARION CRA SECURITIES, LP
                                                              Seeks long-term total return from investments
                                                              primarily in equity securities of real estate
                                                              companies. Total return will consist of realized
                                                              and unrealized capital gains and losses plus income.

FEDERATED GROWTH & INCOME                                     FEDERATED INVESTMENT COUNSELING
                                                              Seeks total return by investing in securities
                                                              that have defensive characteristics.

JANUS BALANCED                                                JANUS CAPITAL MANAGEMENT LLC
                                                              Seeks long-term capital growth, consistent
                                                              with preservation of capital and balanced
                                                              by current income.

AEGON BOND                                                    BANC ONE INVESTMENT ADVISORS CORP.
                                                              Seeks the highest possible current income
                                                              within the confines of the primary goal of
                                                              insuring the protection of capital.

TRANSAMERICA MONEY MARKET                                     TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to provide maximum current income
                                                              consistent with preservation of principal and
                                                              maintenance of liquidity.

                                                              SUB-ADVISER OR ADVISER AND
PORTFOLIO                                                     INVESTMENT OBJECTIVE
---------                                                     --------------------------
ASSET ALLOCATION - CONSERVATIVE PORTFOLIO**                   AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks current income and preservation of capital.

ASSET ALLOCATION - MODERATE PORTFOLIO**                       AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation.

ASSET ALLOCATION - MODERATE GROWTH                            AEGON/TRANSAMERICA FUND ADVISERS, INC.
PORTFOLIO**                                                   Seeks capital appreciation.

ASSET ALLOCATION - GROWTH PORTFOLIO**                         AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                                              Seeks capital appreciation and current income.

TRANSAMERICA CONVERTIBLE SECURITIES                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks maximum total return through a combination
                                                              of current income and capital appreciation.

PIMCO TOTAL RETURN                                            PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
                                                              Seeks maximum total return consistent with
                                                              preservation of capital and prudent investment
                                                              management.

TRANSAMERICA EQUITY                                           TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

TRANSAMERICA GROWTH OPPORTUNITIES                             TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                                              Seeks to maximize long-term growth.

VIP EQUITY-INCOME PORTFOLIO                                   FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks reasonable income by investing primarily in
                                                              income-producing equity securities.

VIP CONTRAFUND(R)PORTFOLIO                                    FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks long-term capital appreciation by investing
                                                              primarily in a broad variety of common stocks, using both
                                                              growth-oriented and contrarian disciplines.

VIP GROWTH OPPORTUNITIES PORTFOLIO                            FIDELITY MANAGEMENT & RESEARCH COMPANY
                                                              Seeks capital growth by investing in a wide range of
                                                              common domestic and foreign stocks, and securities
                                                              convertible into common stocks.

------------------
* Prior to November 1, 2002, this portfolio was sub-advised by Goldman Sachs Asset Management.

**    Each asset allocation portfolio invests in a combination of underlying
Series Fund portfolios.

         AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve Life Assurance Co. of Ohio, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

         Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

         Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation - Conservative Portfolio, Asset Allocation - Moderate Portfolio, Asset Allocation
- Moderate Growth Portfolio and Asset Allocation - Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS

         This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; (3) the risks we assume; and (4) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE    -        the death benefit, cash and loan
UNDER THE POLICY:                            benefits;

                                    -        investment options, including
                                             premium allocations;

                                    -        administration of elective options;
                                             and

                                    -        the distribution of reports to
                                             owners.

COSTS AND EXPENSES WE INCUR:        -        costs associated with processing
                                             and underwriting applications;

                                    -        expenses of issuing and
                                             administering the Policy (including
                                             any Policy riders);

                                    -        overhead and other expenses for
                                             providing services and benefits and
                                             sales and marketing expenses,
                                             including compensation paid in
                                             connection with the sale of the
                                             Policies; and

                                    -        other costs of doing business, such
                                             as collecting premiums, maintaining
                                             records, processing claims,
                                             effecting transactions, and paying
                                             federal, state and local premium
                                             and other taxes and fees.

RISKS WE ASSUME:                    -        that the charges we may deduct may
                                             be insufficient to meet our actual
                                             claims because insureds die sooner
                                             than we estimate; and

                                    -        that the costs of providing the
                                             services and benefits under the
                                             Policies may exceed the charges we
                                             are allowed to deduct.

         Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGES

         Before we allocate the net premium payments you make, we will deduct the following charges.

PREMIUM EXPENSE CHARGE              -        This charge equals:

                                             -        6.0% of premiums during
                                                      the first ten Policy
                                                      years; and

                                             -        2.5% of premiums
                                                      thereafter.

PREMIUM COLLECTION CHARGE           -        This charge equals $3.00 per
                                             premium payment.

                                    -        We will not increase this charge.

MONTHLY DEDUCTION

         We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS            -        the monthly Policy charge; PLUS
EQUAL TO:

                                    -        the monthly cost of insurance harge
                                             for the Policy; PLUS

                                    -        the monthly charge for any benefits
                                             provided by riders attached to the
                                             Policy; PLUS

                                    -        the pro rata decrease charge (if
                                             applicable) incurred as a result of
                                             a decrease in the specified amount.

                                    MONTHLY POLICY CHARGE:

                                    -        This charge currently equals $5.00
                                             each Policy month. After the first
                                             Policy year, we may increase this
                                             charge.

                                    -        We guarantee this charge will never
                                             be more than $7.50 per month.

                                    -        We may waive this charge at issue
                                             on additional policies (not on the
                                             original Policy) purchased naming
                                             the same owner and insured.

                                    -        This charge is used to cover
                                             aggregate Policy expenses.

                                    COST OF INSURANCE CHARGE:

                                    -        We deduct this charge each month.
                                             It varies each month and is
                                             determined as follows:

                                             1.       divide the death benefit
                                                      on the Monthiversary by
                                                      1.0032737 (this factor
                                                      reduces the net amount at
                                                      risk, for purposes of
                                                      computing the cost of
                                                      insurance, by taking into
                                                      account assumed monthly
                                                      earnings at an annual rate
                                                      of 4.0%);

                                             2.       subtract the cash value on
                                                      the Monthiversary;

                                             3.       Multiply by the
                                                      appropriate monthly cost
                                                      of insurance rate for the
                                                      Policy.

                                    OPTIONAL INSURANCE RIDERS:

                                    -        The monthly deduction will include
                                             charges for any optional insurance
                                             benefits you add to your Policy by
                                             rider.

         To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's attained age, gender, rate class, and the length of time that the Policy has been in force. The factors that affect the amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

         The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

         We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

         The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is calculated in the same manner used to determine the Base Policy's cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy's net amount at risk. The guaranteed cost of insurance rates under the riders are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Policy's cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:

         -        your Policy's cash value in each subaccount multiplied by

         - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

         The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We intend to reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

         The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         If this charge combined with other Policy charges, does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution and other costs.

SURRENDER CHARGE

         If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

         - you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

         -        investment performance is too low.

THE SURRENDER CHARGE IS EQUAL TO:            -        the SURRENDER CHARGE PER
                                                      THOUSAND; multiplied by

                                             -        the number of thousands in
                                                      the Policy's specified
                                                      amount as it is stated in
                                                      the Policy; multiplied by

                                             -        the SURRENDER CHARGE
                                                      FACTOR.

         The SURRENDER CHARGE PER THOUSAND applies to each $1,000 of specified amount stated in your Policy. It varies with the insured's issue age, gender and rate class. See the surrender charge table found in Appendix B.

         The SURRENDER CHARGE FACTOR varies with the insured's age and number of years the Policy has been in force. For insureds issue ages 0-39, the surrender charge factor is equal to 1.00 during Policy years 1-5. It decreases by 0.10 each year until the end of the 15th year when it is zero. If you are older than 39 when we issue your Policy, the factor is less than 1.00 at the end of the first Policy year and decreases to zero at the end of the 15th year. In no event are the surrender charge factors any greater than those shown on the table below. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

         SURRENDER CHARGE FACTORS
             ISSUE AGES 0-39

END OF YEAR*                       FACTOR
At Issue                            1.00
1-5                                 1.00
6                                    .90
7                                    .80
8                                    .70
9                                    .60
10                                   .50
11                                   .40
12                                   .30
13                                   .20
14                                   .10
15                                     0
16+                                    0

* The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

- SURRENDER CHARGE EXAMPLE: Assume a male tobacco user purchases the Policy at issue age 35 with a specified amount of $100,000. The Policy is surrendered in Policy year 5. The surrender charge per thousand is $16.48. This is multiplied by the surrender charge factor of 1.00

The surrender charge  =  the surrender charge per thousand ($16.48) x the number of thousands of initial specified amount (100) x the surrender charge factor (1.0)

                      =  $1,648.

         The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

PRO RATA DECREASE CHARGE

         If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.

THE PRO RATA DECREASE CHARGE IS EQUAL TO:    -        the surrender charge per
                                                      thousand (see Appendix B);
                                                      MULTIPLIED BY

                                             -        the number of thousands in
                                                      the specified amount
                                                      decreased; MULTIPLIED BY

                                             -        the surrender charge
                                                      factor applicable at the
                                                      time of the decrease.

         We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

         -        a change in the death benefit option; or

         -        a cash withdrawal (when you select death benefit Option A).

         If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

         We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

         - We currently allow you to make 12 transfers each year free from charge.

         -        We charge $25 for each additional transfer.

         - For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.

         - We deduct the transfer charge from the amount being transferred.

         - Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.

         - Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

         -        We will not increase this charge.

LOAN INTEREST CHARGE

         We currently charge you an annual interest rate on a Policy loan of approximately 5.2% (5.5% maximum guaranteed) that is payable in advance on each Policy anniversary. We will also credit the amount in the loan reserve with interest at an effective annual rate of 4.75% (4.0% maximum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.45% annually (1.5% maximum guaranteed). After the 10th Policy year, you may receive preferred loan rates on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and minus any outstanding loan amount. This preferred loan rate currently is 5.2% and is not guaranteed.

CASH WITHDRAWAL CHARGE

         - After the first Policy year, you may take one cash withdrawal per Policy year.

         - When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

         - We deduct this amount from the withdrawal, and we pay you the balance.

         -        We will not increase this charge.

TAXES

         We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES

         The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from ___% to ___%. See the fund prospectuses.

         Our affiliate, AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

THE POLICY

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

         -        to designate or change beneficiaries;

         -        to receive amounts payable before the death of the insured;

         - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

         -        to change the owner of this Policy; and

         -        to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date the written notice is accepted by us, subject to payment or other action taken by us before it was received at our administrative office.

MODIFYING THE POLICY

         Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THIS POLICY.

Upon notice to you, we may modify the Policy:

         - to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

         - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

         -        to reflect a change in the operation of the separate account;
                  or

         - to provide additional subaccounts and/or fixed account options.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

         You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-80.

         We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

         -        the date of your application; or

         - the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

         You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

WHEN INSURANCE COVERAGE TAKES EFFECT

         Insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

         Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

THE AMOUNT OF CONDITIONAL INSURANCE   -    the specified amount applied for; or
COVERAGE IS THE LESSER OF:
                                      -    $300,000
                                      reduced by all amounts payable under all life insurance applications that the insured has pending with us.

CONDITIONAL LIFE INSURANCE COVERAGE   -    the date of your application and
BEGINS ON THE LATER OF:                    the full initial premium is paid;
                                           or

                                      -    the date the insured completes all
                                           of the medical tests and
                                           examinations that we require; or

                                      -    the date of issue, if any,
                                           requested in the application.

CONDITIONAL LIFE INSURANCE            -    the date we determine the insured
COVERAGE TERMINATES AUTOMATICALLY          has satisfied our underwriting
ON THE EARLIEST OF:                        requirements and the insurance
                                           applied for takes effect (the
                                           Policy date); or

                                      -    60 days from the date the
                                           application was completed; or

                                      -    the date we determine that any
                                           person proposed for insurance in
                                           the application is not insurable
                                           according to our rules, limits and
                                           standards for the plan, amount and
                                           rate class shown in the
                                           application; or

                                      -    the date we modify the plan,
                                           amount, riders and/or the premium
                                           rate class shown in the
                                           application, or any supplemental
                                           agreements; or

                                      -    the date we mail notice of the
                                           ending of coverage and we refund
                                           the first premium to the applicant
                                           at the address shown on the
                                           application.

SPECIAL LIMITATIONS OF THE
CONDITIONAL RECEIPT:                  -    the conditional receipt will be void:

                                           -    if not signed by an
                                                authorized agent of AUSA
                                                Life; or

                                           -    in the event the
                                                application contains any
                                                material
                                                misrepresentation; or

                                           -    if, on the date of the
                                                conditional receipt, the
                                                proposed insured is under
                                                15 days of age or over 80
                                                years of age.

                                      -    the conditional receipt does not
                                           provide benefits for disability and
                                           accidental death benefits.

                                      -    the conditional receipt does not
                                           provide benefits if any proposed
                                           insured commits suicide. In this
                                           case, AUSA Life's liability will be
                                           limited to return of the first
                                           premium paid with the application.

         Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL Transamerica Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate our cash value from the WRL Transamerica Money Market subaccount to the accounts you elect on our application.

         On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our administrative office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

POLICY FEATURES

PREMIUMS

ALLOCATING PREMIUMS

         You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. You must follow these guidelines:

         -        allocation percentages must be in whole numbers;

         - if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly;

         - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000; and

         - unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value following the allocation would exceed $100,000.

         Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per quarter of a Policy year.

         Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation date using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY

         You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

         You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

         Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

MINIMUM MONTHLY GUARANTEE PREMIUM

         The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

         Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums times the number of months from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

         The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, and rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

         AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

         During the first five policy years, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

         - the total amount of the premiums you paid (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) equals or exceeds:

                  - the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.

PREMIUM LIMITATIONS

         Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

         We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

         If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                                    All First Bank of Baltimore
                                    ABA #052000113
                                    For credit to: AUSA Life
                                    Account #: 89540281
                                    Policyowner's Name:
                                    Policy Number:
                                    Attention: General Accounting

         Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

         Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

TRANSFERS

GENERAL

         You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

         - You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).

         - Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net of the loan reserve, following the transfer would exceed $100,000.

         - You may request transfers in writing (in a form we accept), by fax, by telephone to our administrative office or electronically through our website.

         -        There is no minimum amount that must be transferred.

         - There is no minimum amount that must remain in a subaccount after a transfer.

         - We deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

         - We consider all transfers made in any one day to be a single transfer.

         - Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are not treated as transfers for the purpose of the transfer charge.

         - Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

         Some investors try to profit from various strategies known as market timing; for example, switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or switching from one portfolio to another and then back out again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all portfolios have adopted special policies to discourage short-term trading. Specifically, each portfolio reserves the right to reject any transfer request that it regards as disruptive to efficient portfolio management. A transfer request could be rejected because of the timing of the investment or because of a history of excessive transfers by the owner.

         The Policy you are purchasing was not designed for professional market timing organizations or other persons that use programmed, large, or frequent transfers. The use of such transfers may be disruptive to the underlying portfolio and increase transaction costs. We reserve the right to reject any premium payment or transfer request from any person if, in our judgment, the payment or transfer or series of transfers would have a negative impact on a portfolio's operations or if a portfolio would reject our purchase order. We may impose other restrictions on transfers or even prohibit them for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege.

         The portfolios do not permit market timing. Do not invest with us if you are a market timer. When we identify you as a market timer, we will immediately notify your agent who will then notify you that any additional requests for transfers will be subject to certain restrictions, including the loss of electronic and telephone transfer privileges.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 1-800-322-7361.

         Please note the following regarding telephone or fax transfers:

         - We will employ reasonable procedures to confirm that telephone instructions are genuine.

         - If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

         -        We may also require written confirmation of your order.

         - If you do not want the ability to make telephone transfers, you should notify us in writing at our administrative office.

         - Telephone or fax orders must be received at our administrative office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

         - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 1-800-322-7361.

         - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

         We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or AUSA Life, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

         We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

         You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

         - 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

         - the amount you transferred from the fixed account in the immediately prior Policy year.

CONVERSION RIGHTS

         If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our administrative office.

         In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

REDUCED PAID-UP BENEFIT

         You may transfer all values from the subaccounts to the fixed account and purchase a Reduced Paid-Up Benefit without incurring a transfer charge. We must receive at our administrative office your written request for such a transfer and purchase of a Reduced Paid-Up Benefit at least 30 days before the next Policy anniversary, and will no longer permit premium payments, Policy loans, withdrawals or transfers after receiving such written request.

         The amount of the Reduced Paid-Up Benefit is based upon:

         -        net surrender value on the date this benefit takes effect;

         -        the cost of insurance rates guaranteed in your Policy; and

         -        the guaranteed interest rate for the fixed account.

         The Reduced Paid-Up Benefit amount cannot exceed the current death benefit proceeds. Any net surrender value not used to purchase the Reduced Paid-Up Benefit will be paid to you. The amount of the Reduced Paid-Up Benefit will remain level and will not be less than that required by law.

         At any time preceding the death of the insured, you may surrender the Reduced Paid-Up Benefit for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the fixed account specified in the Policy.

DOLLAR COST AVERAGING

         Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

         Under dollar cost averaging, we automatically transfer a set dollar amount from the AUSA Transamerica Money Market subaccount, the AUSA AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request at our administrative office, provided that we receive the form by the 25th day of the month.

TO START DOLLAR COST AVERAGING:     -    you must submit a completed form to
                                         us at our administrative office
                                         requesting dollar cost averaging;

                                    -    you must have at least $5,000 in
                                         each account from which we will
                                         make transfers;

                                    -    your total transfers each month
                                         under dollar cost averaging must be
                                         at least $1,000; and

                                    -    each month, you may not transfer
                                         more than one-tenth of the amount
                                         that was in your fixed account at
                                         the beginning of dollar cost
                                         averaging.

         You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

DOLLAR COST AVERAGING WILL          -    we receive your request to cancel
TERMINATE IF:                            your participation;

                                    -    the value in the accounts from
                                         which we make the transfers is
                                         depleted;

                                    -    you elect to participate in the
                                         asset rebalancing program; OR

                                    -    you elect to participate in any
                                         asset allocation services provided
                                         by a third party.

         We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

         You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:         -    you must submit a completed asset
                                         rebalancing request form to us at
                                         our administrative office before
                                         the maturity date; and

                                    -    you must have a minimum cash value
                                         of $5,000 or make a $5,000 initial
                                         premium payment.

         There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:    -    you elect to participate in the
                                         dollar cost averaging Program;

                                    -    we receive your request to
                                         discontinue participation at our
                                         administrative office;

                                    -    you make any transfer to or from
                                         any subaccount other than under a
                                         scheduled rebalancing; or

                                    -    you elect to participate in any
                                         asset allocation services provided
                                         by a third party.

         You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

         We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed AUSA Life agents for the sale of Policies. AUSA Life does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with AUSA Life for the sale of Policies. AUSA Life therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. AUSA Life does not currently charge you any additional fees for providing these support services. AUSA Life reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES

CASH VALUE

         - Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

         - Serves as the starting point for calculating values under a Policy.

         - Equals the sum of all values in each subaccount and the fixed account.

         -        Is determined on the Policy date and on each valuation date.

         - Has no guaranteed minimum amount and may be more or less than premiums paid.

         - Includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE

         The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET SURRENDER VALUE ON ANY          -    the cash value as of such date;
VALUATION DATE EQUALS:                   MINUS

                                    -    any surrender charge as of such
                                         date; MINUS

                                    -    any outstanding Policy loan
                                         amount(s); PLUS

                                    -    any interest you paid in advance on
                                         the loan(s) for the period between
                                         the date of the surrender and the
                                         next Policy anniversary.

SUBACCOUNT VALUE

         Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY          -    the initial units purchased at unit
SUBACCOUNTON ANY VALUATION               value on the record date;
DATE EQUALS:                             PLUS

                                    -    units purchased with additional net
                                         premium(s); PLUS

                                    -    units purchased via transfers from
                                         another subaccount or the fixed
                                         account; MINUS

                                    -    units redeemed to pay for monthly
                                         deductions; MINUS

                                    -    units redeemed to pay for cash
                                         withdrawals; MINUS

                                    -    units redeemed as part of a
                                         transfer to another subaccount or
                                         the fixed account; MINUS

                                    -    units redeemed to pay pro rata
                                         decrease and transfer charges.

         Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our administrative office.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY SUBACCOUNT    -    the total value of the portfolio
AT THE END OF A VALUATION PERIOD         shares held in the subaccount,
IS CALCULATED AS:                        including the value of any
                                         dividends or capital gains
                                         distribution declared and
                                         reinvested by the portfolio during
                                         the valuation period. This value is
                                         determined by multiplying the
                                         number of portfolio shares owned by
                                         the subaccount by the portfolio's
                                         net asset value per share
                                         determined at the end of the
                                         valuation period; MINUS

                                    -    a charge equal to the daily net
                                         assets of the subaccount multiplied
                                         by the daily equivalent of the
                                         daily mortality and expense risk
                                         charge; MINUS

                                    -    the accrued amount of reserve for
                                         any taxes or other economic burden
                                         resulting from applying tax laws
                                         that we determine to be properly
                                         attributable to the subaccount; AND
                                         THE RESULT DIVIDED BY

                                    -    the number of outstanding units in
                                         the subaccount before the purchase
                                         or redemption of any units on that
                                         date.

         The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

         On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the AUSA Transamerica Money Market subaccount.

THE FIXED ACCOUNT VALUE AT THE      -    the sum of net premium(s) allocated
END OF ANY VALUATION PERIOD              to the fixed account; PLUS
IS EQUAL TO:
                                    -    any amounts transferred from a
                                         subaccount to the fixed account;
                                         PLUS

                                    -    total interest credited to the
                                         fixed account; MINUS

                                    -    amounts charged to pay for monthly
                                         deductions; MINUS

                                    -    amounts withdrawn or surrendered
                                         from the fixed account to pay for
                                         cash withdrawals; MINUS

                                    -    amounts transferred from the fixed
                                         account to a subaccount; MINUS

                                    -    amount withdrawn from the fixed
                                         account to pay any pro rata
                                         decrease charge incurred due to a
                                         decrease in specified amount.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

DEATH BENEFIT PROCEEDS EQUAL:       -    the death benefit (described
                                         below); MINUS

                                    -    any monthly deductions due during
                                         the grace period (if applicable);
                                         MINUS

                                    -    any outstanding loan amount; PLUS

                                    -    any additional insurance in force
                                         provided by rider; PLUS

                                    -    any interest you paid in advance on
                                         the loan(s) for the period between
                                         the date of death and the next
                                         Policy anniversary.

         We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

DEATH BENEFIT

         The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

DEATH BENEFIT OPTION A              -    the current specified amount; OR
EQUALS THE GREATER OF:
                                    -    a specified percentage called the
                                         "limitation percentage," MULTIPLIED
                                         BY

                                    -    the cash value on the insured's
                                         date of death.

         Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

ATTAINED AGE                                                      LIMITATION PERCENTAGE
40 and under                                                              250%
  41 to 45                                        250% of cash value minus 7% for each age over age 40
  46 to 50                                        215% of cash value minus 6% for each age over age 45
  51 to 55                                        185% of cash value minus 7% for each age over age 50
  56 to 60                                        150% of cash value minus 4% for each age over age 55
  61 to 65                                        130% of cash value minus 2% for each age over age 60
  66 to 70                                        120% of cash value minus 1% for each age over age 65
  71 to 75                                        115% of cash value minus 2% for each age over age 70
  76 to 90                                                                105%
  91 to 95                                        105% of cash value minus 1% for each age over age 90
96 and older                                                              100%

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

         Similarly, so long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

DEATH BENEFIT OPTION B              -    the current specified amount; PLUS
EQUALS THE GREATER OF:
                                         -    the cash value on the
                                              insured's date of death;
                                              OR

                                    -    the limitation percentage,
                                         MULTIPLIED BY

                                         -    the cash value on the
                                              insured's date of death.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Illustration. Assume that the insured's attained age is under 40 and that there is no outstanding indebtedness. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

         Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

DEATH BENEFIT OPTION C              -    death benefit Option A; OR
EQUALS THE GREATER OF:
                                    -    the current specified amount,
                                         MULTIPLIED BY

                                         -    an age-based "factor"
                                              equal to the lesser of

                                              -    1.0 or

                                              -    0.04 TIMES (95 MINUS
                                                   insured's attained age
                                                   at death) (the "factor"
                                                   will never be less than
                                                   zero); PLUS

                                    -    the cash value on the insured's
                                         date of death.

         Under Option C, the death benefit varies with the cash value and the insured's attained age.

         Option C - Three Illustrations.

         1. Assume that the insured is under age 40 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 x the minimum of (1.0 and (0.04 x (95-40))) + $10,000). So long as the insured is under age 71, this benefit is the same as the Option B benefit.

         2. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 ($50,000 x the minimum of (1.0 and (0.04 x (95-75))) + $12,000).

         3. Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of (1.0 and (0.04 x (95-75))) plus $9,000 is less than the specified amount.

         The Policy is intended to qualify under Section 7702 of the Internal Revenue Code as a life insurance contract for federal tax purposes. The death benefit under the Policy is intended to qualify for the federal income tax exclusion. The provisions of the Policy (including any rider or endorsement) will be interpreted to ensure tax qualification, regardless of any language to the contrary.

         To the extent that the death benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT

         If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

         You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

         If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

         You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

CHANGING THE DEATH BENEFIT OPTION

         After the third Policy year, you may change your death benefit option once each Policy year if you have not increased or decreased the specified amount that year. We will notify you of the new specified amount.

         - You must send your written request to our administrative office.

         - The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

         - You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

         - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

DECREASING THE SPECIFIED AMOUNT

         After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

CONDITIONS FOR DECREASING           -    you must send your written request
THE SPECIFIED AMOUNT:                    to our administrative office;

                                    -    you may not change your death
                                         benefit option in the same Policy
                                         year that you decrease your
                                         specified amount;

                                    -    you may not decrease your specified
                                         amount lower than the minimum
                                         specified amount shown on your
                                         Policy schedule page;

                                    -    you may not decrease your specified
                                         amount if it would disqualify your
                                         Policy as life insurance under the
                                         Internal Revenue Code;

                                    -    we may limit the amount of the
                                         decrease to no more than 20% of the
                                         specified amount;

                                    -    a decrease in specified amount will
                                         take effect on the Monthiversary on
                                         or after we receive your written
                                         request; and

                                    -    we will assess a pro rata decrease
                                         charge against the cash value if
                                         you request a decrease in your
                                         specified amount within the first
                                         15 Policy years.

NO INCREASES IN THE SPECIFIED AMOUNT

         We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR) or purchase an additional policy(ies) naming the same owner. We may waive the Policy charge at issue on these additional policies.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

SURRENDERS AND CASH WITHDRAWALS

SURRENDERS

         You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our administrative office. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 38.

CASH WITHDRAWALS

         After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

CASH WITHDRAWAL CONDITIONS:         -    You must send your written cash
                                         withdrawal request with an original
                                         signature to our administrative
                                         office.

                                    -    We only allow one cash withdrawal
                                         per Policy year.

                                    -    We may limit the amount you can
                                         withdraw to at least $500, and to
                                         no more than 10% of the net
                                         surrender value.

                                    -    The remaining net surrender value
                                         after the cash withdrawal must be
                                         at least $500.

                                    -    You may not take a cash withdrawal
                                         if it will reduce the specified
                                         amount below the minimum specified
                                         amount set forth in the Policy.

                                    -    You may specify the subaccount(s)
                                         and the fixed account from which to
                                         make the withdrawal. If you do not
                                         specify an account, we will take
                                         the withdrawal from each account in
                                         accordance with your current
                                         premium allocation instructions.

                                    -    We generally will pay a cash
                                         withdrawal request within seven
                                         days following the valuation date
                                         we receive the request at our
                                         administrative office.

                                    -    We will deduct a processing fee
                                         equal to $25 or 2% of the amount
                                         you withdraw, whichever is less. We
                                         deduct this amount from the
                                         withdrawal, and we pay you the
                                         balance.

                                    -    You may not take a cash withdrawal
                                         that would disqualify your Policy
                                         as life insurance under the
                                         Internal Revenue Code.

                                    -    A cash withdrawal may have tax
                                         consequences.

         A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

         When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

CANCELING A POLICY

         You may cancel a Policy for a refund during the "free-look period" by returning it to our administrative office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative office. The amount of the refund will be the total of all premiums you paid under the Policy.

LOANS

GENERAL

         After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 38.

POLICY LOANS ARE SUBJECT TO         -    we may require you to borrow at least
CERTAIN CONDITIONS:                      $500; and

                                    -    the maximum amount you may borrow is
                                         90% of the cash value, MINUS any
                                         surrender charge and MINUS any
                                         outstanding loan amount.

         When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

         We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

         You may request a loan by telephone by calling us at 1-800-322-7353 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our administrative office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

         You may also fax your loan request to us at 1-800-322-7361. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

         You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our administrative office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS. BECAUSE WE DO NOT APPLY THE PREMIUM EXPENSE CHARGE TO LOAN REPAYMENTS, IT IS VERY IMPORTANT THAT YOU INDICATE CLEARLY IF YOUR PAYMENT IS INTENDED TO REPAY ALL OR PART OF A LOAN.

         At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED

         We will charge you an annual interest rate on a Policy loan that is equal to 5.66% and is payable in advance. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED

         We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

         - We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.

         - After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

EFFECT OF POLICY LOANS

         A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

         We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT

LAPSE

         Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

         If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

         This Policy provides a no lapse period for the first five Policy years. As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.

EARLY TERMINATION OF THE NO         -    The no lapse period coverage will
LAPSE PERIOD                             end immediately if you do not pay
                                         sufficient minimum monthly
                                         guarantee premiums.

                                    -    You must pay total premiums (minus
                                         withdrawals, outstanding loan
                                         amounts, and any pro rata decrease
                                         charge) that equal at least:

                                         -    the sum of the minimum
                                              monthly guarantee premiums
                                              in effect for each month
                                              from the Policy date up to
                                              and including the current
                                              month.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

         In addition, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

REINSTATEMENT

         We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

         - submit a written application for reinstatement to our administrative office;

         -        provide evidence of insurability satisfactory to us;

         - make a minimum premium payment sufficient to provide a net premium that is large enough to cover:

                  - three monthly deductions. (Payment of a minimum premium sufficient to provide a net premium to cover
                           (a) one monthly deduction at the time of termination, plus (b) the next two monthly deductions which will become due after the time of reinstatement.)

         We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS

         The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

         Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

         In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

         In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

         Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

         Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

         Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

         Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

         - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

         Finally, distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

         Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States.

         Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

         Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

         Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

         Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

         Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

SPECIAL RULES FOR 403(B) ARRANGEMENTS

         If this Policy is purchased by participants in a 403(b) plan or program of public school systems and certain tax-exempt organizations, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.

         Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.

         The amount of life insurance protection that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current economic benefit" and must be included annually in the plan participant's gross income. This cost (formerly referred to as the "P.S. 58" cost) is based on IRS Table 2001 and is reported to the IRS and the participant annually as ordinary income. Life insurance protection cannot extend beyond retirement under a 403(b) program.

         If the participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements on the purchase of the Policy, on Policy loans and other Policy provisions. Whether or not ERISA applies, plan loans must also satisfy tax requirements in order to be treated, and remain, non-taxable. Your 403(b) plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA and loans in general.

OTHER POLICY INFORMATION

BENEFITS AT MATURITY

         If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

PAYMENTS WE MAKE

         We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if:

         - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         - the SEC permits, by an order, the postponement for the protection of policyowners; OR

         - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

         If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.

SPLIT DOLLAR ARRANGEMENTS

         You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         -        the maturity date;           -    the end of the grace
                                                    period; or

         -        the date the insured         -    the date the Policy is
                  dies;                             surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)

         The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER

         This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $2,000. The maximum face amount is $10,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

         Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

         Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

         - the death is caused by external, violent, and accidental means;

         -        the death occurs within 90 days of the accident; and

         -        the death occurs while the rider is in force.

         The rider will terminate on the earliest of:

         - the Policy anniversary nearest the primary insured's 70th birthday;

         -        the date the Policy terminates; or

         - the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER

         This rider insures the spouse or life partner and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-70 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our administrative office of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

CONDITIONS TO CONVERT THE RIDER:    -    your request must be in writing and
                                         sent to our administrative office;

                                    -    the rider has not reached the
                                         anniversary nearest to the other
                                         insured's 70th birthday;

                                    -    the new policy is any permanent
                                         insurance policy that we currently
                                         offer;

                                    -    subject to the minimum specified
                                         amount required for the new policy,
                                         the amount of the insurance under
                                         the new policy will equal the face
                                         amount in force under the rider as
                                         long as it meets the minimum face
                                         amount requirements of the original
                                         Policy; and

                                    -    we will base your premium on the
                                         other insured's rate class under
                                         the rider.

TERMINATION OF THE RIDER:           The rider will terminate on the earliest of:

                                    -    the maturity date of the Policy;

                                    -    the anniversary nearest to the
                                         other insured's 79th birthday;

                                    -    the date the Policy terminates for
                                         any reason except for death of the
                                         primary insured;

                                    -    31 days after the death of the
                                         primary insured;

                                    -    the date of conversion of this
                                         rider; or

                                    -    the Monthiversary on which the
                                         rider is terminated upon written
                                         request by the owner.

PRIMARY INSURED RIDER ("PIR")

         Under the PIR, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF PIR:                    -    the rider increases the Policy's
                                         death benefit by the rider's face
                                         amount;

                                    -    the rider may be purchased from
                                         issue ages 0-70;

                                    -    the rider terminates on the
                                         anniversary nearest to the
                                         insured's 79th birthday;

                                    -    the minimum purchase amount for the
                                         rider is $25,000. There is no
                                         maximum purchase amount;

                                    -    we do not assess any additional
                                         surrender charge for the rider;

                                    -    generally PIR coverage costs less
                                         than the insurance coverage under
                                         the Policy, but has no cash value;

                                    -    you may cancel or reduce your rider
                                         coverage without decreasing your
                                         Policy's specified amount; and

                                    -    you may generally decrease your
                                         specified amount without reducing
                                         your rider coverage.

CONDITIONS TO CONVERT THE RIDER:    -    your request must be in writing and
                                         sent to our administrative office;

                                    -    the rider has not reached the
                                         anniversary nearest to the primary
                                         insured's 70th birthday;

                                    -    the new policy is any permanent
                                         insurance policy that we currently
                                         offer;

                                    -    subject to the minimum specified
                                         amount required for the new policy,
                                         the amount of the insurance under
                                         the new policy will equal the
                                         specified amount in force under the
                                         rider as long as it meets the
                                         minimum specified amount
                                         requirements of a Base Policy; and

                                    -    we will base your premium on the
                                         primary insured's rate class under
                                         the rider.

         It may cost you less to reduce your PIR coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR.

         You should consult your registered representative to determine if you would benefit from PIR. We may discontinue offering PIR at any time. We may also modify the terms of this rider for new policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

         This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

         We will pay a "single-sum benefit" equal to:

         -        the death benefit on the date we pay the single-sum benefit;
                  multiplied by

         - the election percentage of the death benefit you elect to receive; divided by

         - 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater); minus

         - any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

         The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

         - the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

         -        the benefit available under any PIR in force.

         -        a single-sum benefit may not be greater than $500,000.

         The election percentage is a percentage that you select. It may not be greater than 100%.

         We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

         The rider terminates at the earliest of:

         -        the date the Policy terminates;

         -        the date a settlement option takes effect;

         -        the date we pay a single-sum benefit; or

         -        the date you terminate the rider.

         We do not charge for this rider. The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

ADDITIONAL INFORMATION

SALE OF THE POLICIES

         We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

         We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

         See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

LEGAL PROCEEDINGS

         AUSA Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on AUSA Life's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

         The financial statements of AUSA Life and the separate account are included in the SAI.

PERFORMANCE DATA

RATES OF RETURN

         The average rates of return in Table 1 reflect each subaccount's actual investment performance. The Table shows the historical investment experience of the subaccounts based on the subaccounts' historical investment experience. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

         Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

         The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

         These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

         We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                     TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                                10 YEARS        SUBACCOUNT
                                                                                                   OR            INCEPTION
SUBACCOUNT                                        1 YEAR          3 YEARS         5 YEARS       INCEPTION           DATE
----------                                        ------          -------         -------       ---------           ----
AUSA Van Kampen Emerging Growth............          %                %               %             %            03/01/93
AUSA T. Rowe Price Small Cap...............          %                %             N/A             %            07/01/99
AUSA PBHG Mid Cap Growth...................          %                %             N/A             %            07/01/99
AUSA Alger Aggressive Growth...............          %                %               %             %            03/01/94
AUSA Third Avenue Value....................          %                %             N/A             %            01/02/98
AUSA American Century International........          %                %               %             %            01/02/97
AUSA Janus Global..........................          %                %               %             %            03/01/94
AUSA Great Companies - Technology(SM)......          %              N/A             N/A             %            05/01/00
AUSA Janus Growth(dagger)..................          %                %               %             %            10/02/86
AUSA Marsico Growth........................          %                %             N/A             %            07/01/99
AUSA GE U.S. Equity........................          %                %               %             %            01/02/97
AUSA Great Companies - America(SM).........          %              N/A             N/A             %            05/01/00
AUSA Salomon All Cap.......................          %                %             N/A             %            07/01/99
AUSA Dreyfus Mid Cap.......................          %                %             N/A             %            07/01/99
AUSA PBHG/NWQ Value Select.................          %                %               %             %            05/01/96
AUSA T. Rowe Price Equity Income...........          %                %             N/A             %            07/01/99
AUSA Transamerica Value Balanced...........          %                %               %             %            01/03/95
AUSA LKCM Strategic Total Return...........          %                %               %             %            03/01/93
AUSA Clarion Real Estate Securities........          %                %             N/A             %            05/01/98
AUSA Federated Growth & Income.............          %                %               %             %            03/01/94
AUSA AEGON Bond(dagger)....................          %                %               %             %            10/02/86
AUSA Transamerica Money Market(1)(dagger)..          %                %               %             %            10/02/86
AUSA Great Companies - Global(2)...........          %              N/A             N/A             %            09/01/00
AUSA Munder Net50..........................          %                %             N/A             %            07/01/99
AUSA Janus Balanced........................        N/A              N/A             N/A             %            05/01/02
AUSA Asset Allocation - Conservative
        Portfolio..........................        N/A              N/A             N/A             %            05/01/02
AUSA Asset Allocation - Moderate
        Portfolio .........................        N/A              N/A             N/A             %            05/01/02
AUSA Asset Allocation - Moderate
        Growth Portfolio...................        N/A              N/A             N/A             %            05/01/02
AUSA Asset Allocation - Growth
        Portfolio..........................        N/A              N/A             N/A             %            05/01/02
AUSA Transamerica Convertible
        Securities.........................        N/A              N/A             N/A             %            05/01/02
AUSA PIMCO Total Return....................        N/A              N/A             N/A             %            05/01/02
AUSA Transamerica Equity...................        N/A              N/A             N/A             %            05/01/02
AUSA Transamerica Growth
        Opportunities......................        N/A              N/A             N/A             %            05/01/02
VIP Equity-Income Portfolio................          %              N/A             N/A             %            05/01/00
VIP Contrafund(R) Portfolio................          %              N/A             N/A             %            05/01/00
VIP Growth Opportunities Portfolio.........          %              N/A             N/A             %            05/01/00
S&P 500(dagger)............................          %                %               %             %            10/02/86

(dagger) Shows ten year performance.

(1) The current yield, which is for the seven day period ended 12/31/02, more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

                                     TABLE 2
            ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002

                                                                                                10 YEARS        PORTFOLIO
                                                                                                   OR           INCEPTION
PORTFOLIO                                         1 YEAR          3 YEARS         5 YEARS       INCEPTION          DATE
---------                                         ------          -------         -------       ---------          ----
Van Kampen Emerging Growth..............            %                 %               %              %           03/01/93
T. Rowe Price Small Cap.................            %               N/A             N/A              %           05/03/99
PBHG Mid Cap Growth.....................            %               N/A             N/A              %           05/03/99
Alger Aggressive Growth.................            %                 %               %              %           03/01/94
Third Avenue Value......................            %                 %             N/A              %           01/02/98
American Century International..........            %                 %               %              %           01/02/97
Janus Global............................            %                 %               %              %           12/03/92
Great Companies--Technology(SM).........            %               N/A             N/A              %           05/01/00
Janus Growth(dagger)....................            %                 %               %              %           10/02/86
Marsico Growth..........................            %               N/A             N/A              %           05/03/99
GE U.S. Equity..........................            %                 %               %              %           01/02/97
Great Companies--America(SM)............            %               N/A             N/A              %           05/01/00
Salomon All Cap.........................            %               N/A             N/A              %           05/03/99
Dreyfus Mid Cap.........................            %               N/A             N/A              %           05/03/99
PBHG/NWQ Value Select...................            %                 %               %              %           05/01/96
T. Rowe Price Equity Income.............            %               N/A             N/A              %           05/03/99
Transamerica Value Balanced.............            %                 %               %              %           01/03/95
LKCM Strategic Total Return.............            %                 %               %              %           03/01/93
Clarion Real Estate Securities..........            %                 %             N/A              %           05/01/98
Federated Growth & Income...............            %                 %               %              %           03/01/94
AEGON Bond(dagger)......................            %                 %               %              %           10/02/86
Transamerica Money Market(1)(dagger)....            %                 %               %              %           10/02/86
Great Companies--Global(2)..............            %               N/A             N/A              %           09/01/00
Munder Net50............................            %               N/A             N/A              %           05/03/99
Janus Balanced..........................          N/A               N/A             N/A              %           05/01/02
Asset Allocation - Conservative
     Portfolio..........................          N/A               N/A             N/A              %           05/01/02
Asset Allocation - Moderate Portfolio...          N/A               N/A             N/A              %           05/01/02
Asset Allocation - Moderate Growth
     Portfolio..........................          N/A               N/A             N/A              %           05/01/02
Asset Allocation - Growth Portfolio.....          N/A               N/A             N/A              %           05/01/02
Transamerica Convertible Securities.....          N/A               N/A             N/A              %           05/01/02
PIMCO Total Return......................          N/A               N/A             N/A              %           05/01/02
Transamerica Equity(3)(dagger)..........            %                 %               %              %           02/26/69
Transamerica Growth Opportunities(2)(4).            %               N/A             N/A              %           05/02/01
VIP Equity-Income Portfolio.............            %                 %               %              %           10/09/86
VIP Contrafund(R) Portfolio.............            %                 %               %              %           01/03/95
VIP Growth Opportunities Portfolio......            %                 %               %              %           01/03/95
S&P 500(dagger).........................            %                 %               %              %           10/02/86

(dagger) Shows ten year performance.

(1) The current yield, which is for the seven day period ended 12/31/02, more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)      Not annualized.

(3) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

NET INVESTMENT RETURN OF THE SEPARATE ACCOUNT

         Table 3 below is included to comply with Regulation 77 of the Codes, Rules and Regulations of the State of New York. The Table shows the year-by-year net investment returns of the subaccounts of the separate account for the past ten years or, if shorter, since the inception of each subaccount.

         The net investment returns reflect investment income and capital gains and losses, less investment management fees and expenses and the mortality and expense risk charge. The returns do not reflect the cost of insurance charge, the premium expense charge, the monthly death benefit guarantee charge, the monthly policy charge, the charges for any optional benefits, or potential surrender charges, all of which will significantly reduce the returns.

         Returns are not annualized for periods under one year.

                                     TABLE 3
                       STATEMENT OF NET INVESTMENT RETURNS
                         FOR THE YEAR ENDED DECEMBER 31

                                                                                                           SUBACCOUNT
                                                                                                           INCEPTION
SUBACCOUNT                                                     2002        2001     2000        1999          DATE
----------                                                     ----        ----     ----        ----       ----------
AUSA Munder Net50...........................................     %           %        %         N/A         06/28/99
AUSA Van Kampen Emerging Growth.............................     %           %        %         N/A         06/28/99
AUSA T. Rowe Price Small Cap................................     %           %        %         N/A         06/28/99
AUSA PBHG Mid Cap Growth....................................     %           %        %         N/A         06/28/99
AUSA Alger Aggressive Growth................................     %           %        %         N/A         06/28/99
AUSA Third Avenue Value.....................................     %           %        %         N/A         06/28/99
AUSA American Century International.........................     %           %        %         N/A         06/28/99
AUSA Janus Global...........................................     %           %        %         N/A         06/28/99
AUSA Great Companies -- Global(2)...........................     %           %      N/A         N/A         09/01/00
AUSA Great Companies -- Technology(SM)......................     %           %      N/A         N/A         09/01/00
AUSA Janus Growth...........................................     %           %        %         N/A         06/28/99
AUSA Goldman Sachs Growth...................................     %           %        %         N/A         06/28/99
AUSA GE U.S. Equity.........................................     %           %        %         N/A         06/28/99
AUSA Great Companies -- America(SM).........................     %           %      N/A         N/A         09/01/00
AUSA Salomon All Cap........................................     %           %        %         N/A         06/28/99
AUSA Dreyfus Mid Cap........................................     %           %        %         N/A         06/28/99
AUSA PBHG/NWQ Value Select..................................     %           %        %         N/A         06/28/99
AUSA T. Rowe Price Equity Income............................     %           %        %         N/A         06/28/99
AUSA Transamerica Value Balanced............................     %           %        %         N/A         06/28/99
AUSA LKCM Strategic Total Return............................     %           %        %         N/A         06/28/99
AUSA Clarion Real Estate Securities.........................     %           %        %         N/A         06/28/99
AUSA Federated Growth & Income..............................     %           %        %         N/A         06/28/99
AUSA AEGON Bond.............................................     %           %        %         N/A         06/28/99
AUSA Transamerica Money Market(1)...........................     %           %        %         N/A         06/28/99
AUSA Janus Balanced.........................................     %         N/A      N/A         N/A         05/01/02
AUSA Asset Allocation - Conservative Portfolio..............     %         N/A      N/A         N/A         05/01/02
AUSA Asset Allocation - Moderate Portfolio..................     %         N/A      N/A         N/A         05/01/02
AUSA Asset Allocation - Moderate Growth Portfolio...........     %         N/A      N/A         N/A         05/01/02
AUSA Asset Allocation - Growth Portfolio....................     %         N/A      N/A         N/A         05/01/02
AUSA Transamerica Convertible Securities....................     %         N/A      N/A         N/A         05/01/02
AUSA PIMCO Total Return.....................................     %         N/A      N/A         N/A         05/01/02
AUSA Transamerica Equity....................................     %         N/A      N/A         N/A         05/01/02

AUSA Transamerica Growth Opportunities......................     %         N/A      N/A         N/A         05/01/02
AUSA Transamerica U.S. Government Securities................     %         N/A      N/A         N/A         05/01/02
AUSA J.P. Morgan Enhanced Index.............................     %         N/A      N/A         N/A         05/01/02
AUSA Capital Guardian Value.................................     %         N/A      N/A         N/A         05/01/02
AUSA Capital Guardian U.S. Equity...........................     %         N/A      N/A         N/A         05/01/02
VIP Equity-Income Portfolio.................................     %           %      N/A         N/A         05/01/00
VIP Contrafund Portfolio....................................     %           %      N/A         N/A         05/01/00
VIP Growth Opportunities Portfolio..........................     %           %      N/A         N/A         05/01/00
S&P 500.....................................................     %           %        %           %         12/31/90

(1) The current yield, which is for the seven day period ended 12/31/02, more closely reflects current earnings of the subaccount than the total return. An investment in this subaccount is not insured by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

         The annualized yield for the AUSA Transamerica Money Market subaccount for the seven days ended December 31, 2002 was ____%.

         Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy - General Provisions
         Ownership Rights
         Our Right to Contest the Policy
         Suicide Exclusion
         Misstatement of Age or Gender
         Modifying the Policy
         Mixed and Shared Funding
         Addition, Deletion, or Substitution of Investments
Additional Information
         Settlement Options
         Additional Information about AUSA Life and the Separate Account Legal Matters
         Variations in Policy Provisions
         Personalized Illustrations of Policy Benefits
         Sale of the Policies
         Report to Owners
         Records
         Experts
         Financial Statements
Underwriters
         Underwriting Standards
IMSA
Performance Data
         Other Performance Data in Advertising Sales Literature
         AUSA Life's Published Ratings
Index to Financial Statements
         AUSA Series Life Account
         AUSA Life Insurance Company, Inc.

GLOSSARY

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office      Our administrative office and mailing address is P.O.
                           Box 9054, Clearwater, Florida 33758-9054. Our street address is 570 Carillon Parkway, St. Petersburg,
                           Florida 33716. Our phone number is 1-800-322-7353.
                           Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. ALL PREMIUM PAYMENTS, LOAN
                           REPAYMENTS, CORRESPONDENCE AND NOTICES SHOULD BE SENT
                           TO THIS ADDRESS.

attained age               The issue age of the person insured, plus the number
                           of completed years since the Policy date.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 The sum of your Policy's value in the subaccounts and
                           the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account              An option to which you may allocate net premiums and
                           cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

home office                Our home office address is 4 Manhattanville Road,
                           Purchase, New York 10577. PLEASE DO NOT SEND ANY
                           MONEY, CORRESPONDENCE OR NOTICES TO THIS ADDRESS;
                           SEND THEM TO THE ADMINISTRATIVE OFFICE.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured                    The person whose life is insured by this Policy.

issue age                  The insured's age on his or her birthday nearest to
                           the Policy date.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount                The total amount of all outstanding Policy loans,
                           including both principal and interest due.

loan reserve account       A part of the fixed account to which amounts are
                           transferred as collateral for Policy loans.

maturity date              The Policy anniversary nearest the insured's 95th
                           birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.

minimum monthly            The amount shown on your Policy schedule page (unless
guarantee premium          changed when you change death benefit options,
                           decrease the specified amount or add, increase or decrease a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction          The monthly Policy charge, plus the monthly cost of
                           insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

no lapse period            The first five Policy years during which the Policy
                           will not lapse if certain conditions are met.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, we begin to make the monthly deductions, and our initial net premium is allocated to the AUSA Transamerica
                           Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

pro rata decrease          Surrender charge that may be imposed upon a decrease
charge                     in specified amount during the first 15 Policy years.

record date                The date we record your Policy on our books as an in
                           force Policy, and we allocate your cash value from the AUSA Transamerica Money Market subaccount to the accounts you selected on your application.

separate account           The AUSA Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The minimum death benefit we will pay under the
                           Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decreases the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If, during the first 15 Policy years, you fully
                           surrender the Policy, we will deduct a surrender charge from the cash value.

termination                When the insured's life is no longer insured under
                           the Policy.

valuation date             Each day the New York Stock Exchange is open for
                           trading. AUSA Life is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the change
                           in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our                AUSA Life Insurance Company, Inc.
(AUSA Life)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner           The person entitled to exercise all rights as owner
or policyowner)            under the Policy.

APPENDIX A
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET

         The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 2002. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

         Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 77-year period: investments of $1.00 in these assets would have grown to $________ and $________, respectively, by year-end 2002. This higher growth was achieved by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $________.

         The lowest-risk strategy over the past 77 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1925 - 2002 period.

                     GRAPH TO BE PROVIDED IN NEXT AMENDMENT

                    COMPOUND ANNUAL RATES OF RETURN BY DECADE

                                 1920s*   1930s    1940s    1950s    1960s    1970s   1980s    1990s  2000s**   1992-01
                                 -----    -----    -----    -----    -----    -----   -----    -----  -------   -------
Large Company..............       19.2%   -0.1%     9.2%    19.4%     7.8%     5.9%   17.5%    18.2%   -10.5%    12.9%
Small Company..............       -4.5     1.4     20.7     16.9     15.5     11.5    15.8     15.1      8.8     15.6
Long-Term Corp.............        5.2     6.9      2.7      1.0      1.7      6.2    13.0      8.3     11.8      8.1
Long-Term Govt.............        5.0     4.9      3.2     -0.1      1.4      5.5    12.6      9.0     12.2      8.7
Inter-Term Govt............        4.2     4.6      1.8      1.3      3.5      7.0    11.9      7.2     10.1      6.7
Treasury Bills.............        3.7     0.6      0.4      1.9      3.9      6.3     8.9      4.9      4.9      4.6
Inflation..................       -1.1    -2.0      5.4      2.2      2.5      7.4     5.1      2.9      2.5      2.5

*        Based on the period 1926-1929.

**       Based on the period 2000-2001.

Used with permission. 2002 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX B
SURRENDER CHARGE PER THOUSAND
(BASED ON THE GENDER AND RATE CLASS OF THE INSURED)

                       MALE               MALE                       MALE/                     FEMALE                  FEMALE
ISSUE            ULTIMATE SELECT/   ULTIMATE STANDARD/              FEMALE                ULTIMATE SELECT/       ULTIMATE STANDARD/
 AGE                  SELECT            STANDARD                   JUVENILE                    SELECT                 STANDARD
 ---                  ------            --------                   --------                    ------                 --------
  0                     N/A                 N/A           10.94(male) 10.35 (female)             N/A                      N/A
  1                     N/A                 N/A                     8.16                         N/A                      N/A
  2                     N/A                 N/A                     8.16                         N/A                      N/A
  3                     N/A                 N/A                     7.92                         N/A                      N/A
  4                     N/A                 N/A                     7.68                         N/A                      N/A
  5                     N/A                 N/A                     7.68                         N/A                      N/A
  6                     N/A                 N/A                     7.68                         N/A                      N/A
  7                     N/A                 N/A                     7.68                         N/A                      N/A
  8                     N/A                 N/A                     7.68                         N/A                      N/A
  9                     N/A                 N/A                     7.68                         N/A                      N/A
 10                     N/A                 N/A                     7.68                         N/A                      N/A
 11                     N/A                 N/A                     7.68                         N/A                      N/A
 12                     N/A                 N/A                     7.68                         N/A                      N/A
 13                     N/A                 N/A                     7.92                         N/A                      N/A
 14                     N/A                 N/A                     8.16                         N/A                      N/A
 15                     N/A                 N/A                     8.40                         N/A                      N/A
 16                     N/A                 N/A                     8.52                         N/A                      N/A
 17                     N/A                 N/A                     8.88                         N/A                      N/A
 18                    8.72                9.20                                                 8.72                     9.20
 19                    8.84                9.32                                                 8.84                     9.32
 20                    8.96                9.44                                                 8.96                     9.44
 21                    9.16                9.88                                                 9.16                     9.64
 22                    9.32               10.04                                                 9.32                     9.80
 23                    9.52               10.24                                                 9.52                    10.00
 24                    9.68               10.40                                                 9.68                    10.40
 25                    9.88               10.84                                                 9.88                    10.60
 26                   10.56               11.28                                                10.32                    11.04
 27                   11.00               11.72                                                10.76                    11.48
 28                   11.40               12.12                                                11.16                    12.12
 29                   12.08               12.80                                                11.84                    12.56
 30                   12.52               13.24                                                12.28                    13.00
 31                   13.04               14.00                                                12.80                    13.52
 32                   13.76               14.48                                                13.52                    14.24
 33                   14.28               15.24                                                14.04                    14.76
 34                   14.76               15.96                                                14.52                    15.48
 35                   15.52               16.48                                                15.04                    16.00
 36                   16.20               17.40                                                15.34                    16.56
 37                   16.85               18.40                                                15.65                    16.93
 38                   17.25               19.56                                                15.98                    17.32
 39                   17.66               20.56                                                16.32                    17.73

                       MALE                MALE                                              FEMALE                    FEMALE
ISSUE            ULTIMATE SELECT/   ULTIMATE STANDARD/                                  ULTIMATE SELECT/         ULTIMATE STANDARD/
 AGE                  SELECT             STANDARD                                            SELECT                   STANDARD
 ---                  ------             --------                                            ------                   --------
 40                    20.28               21.96                                              19.32                     20.52
 41                    21.64               23.56                                              20.68                     22.12
 42                    23.08               25.24                                              21.30                     23.24
 43                    23.90               27.08                                              21.80                     23.82
 44                    24.57               29.12                                              22.33                     24.43
 45                    25.27               30.04                                              22.89                     25.06
 46                    26.02               31.02                                              23.48                     25.73
 47                    26.81               32.05                                              24.10                     26.43
 48                    27.64               33.13                                              24.75                     27.16
 49                    28.53               34.28                                              25.45                     27.94
 50                    29.47               35.49                                              26.18                     28.75
 51                    30.47               36.77                                              26.95                     29.61
 52                    31.53               38.12                                              27.76                     30.51
 53                    32.66               39.55                                              28.63                     31.46
 54                    33.86               41.05                                              29.54                     32.45
 55                    35.12               42.62                                              30.51                     33.51
 56                    36.47               44.29                                              31.53                     34.62
 57                    37.90               46.04                                              32.63                     35.80
 58                    39.43               47.89                                              33.80                     37.07
 59                    41.05               49.86                                              35.05                     38.43
 60                    42.78               51.94                                              36.40                     39.89
 61                    44.63               54.15                                              37.84                     41.45
 62                    46.60               56.48                                              39.39                     43.11
 63                    48.69               57.00                                              41.03                     44.88
 64                    50.91               57.00                                              42.79                     46.75
 65                    53.28               57.00                                              44.66                     48.73
 66                    55.80               57.00                                              46.66                     50.84
 67                    57.00               57.00                                              48.81                     53.09
 68                    57.00               57.00                                              51.13                     55.53
 69                    57.00               57.00                                              53.64                     57.00
 70                    57.00               57.00                                              56.37                     57.00
 71                    57.00               57.00                                              57.00                     57.00
 72                    57.00               57.00                                              57.00                     57.00
 73                    57.00               57.00                                              57.00                     57.00
 74                    57.00               57.00                                              57.00                     57.00
 75                    57.00               57.00                                              57.00                     57.00
 76                    57.00               57.00                                              57.00                     57.00
 77                    57.00               57.00                                              57.00                     57.00
 78                    57.00               57.00                                              57.00                     57.00
 79                    57.00               57.00                                              57.00                     57.00
 80                    57.00               57.00                                              57.00                     57.00

PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge, with certain personalized hypothetical illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

INQUIRIES

         To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

         For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

                     AUSA Life
                     P.O. Box 9054
                     Clearwater, Florida 33758-9054
                     1-800-322-7353
                     Facsimile: 1-800-322-7361
                     (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time) www.ausalife.com

         More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.

SEC File No. 333-38343/811-8878

AGO7413-5/03

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2003

                        AUSA FINANCIAL FREEDOM BUILDER(R)
                                 ISSUED THROUGH
                            AUSA SERIES LIFE ACCOUNT
                                       BY
                        AUSA LIFE INSURANCE COMPANY, INC.
                                  P.O. BOX 9054
                         CLEARWATER, FLORIDA 33758-9054
                                 1-800-322-7353
                                 (727) 299-1531

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the AUSA Financial Freedom Builder(R) flexible premium variable life insurance policy offered by AUSA Life Insurance Company, Inc.. You may obtain a copy of the prospectus dated May 1, 2003 by calling 1-800-322-7353 (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time), or by writing to the administrative office at AUSA Life, P.O. Box 9054, Clearwater, Florida 33758-9054. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE AEGON/TRANSAMERICA SERIES FUND, INC. AND
                  FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS.

TABLE OF CONTENTS

Glossary.............................................................................      1
The Policy - General Provisions......................................................      4
         Ownership Rights............................................................      4
         Our Right to Contest the Policy.............................................      5
         Suicide Exclusion...........................................................      5
         Misstatement of Age or Gender...............................................      5
         Modifying the Policy........................................................      5
         Mixed and Shared Funding ...................................................      5
         Addition, Deletion, or Substitution of Investments..........................      6
Additional Information...............................................................      6
         Settlement Options..........................................................      6
         Additional Information about AUSA Life and the Separate Account.............      7
         Legal Matters...............................................................      8
         Personalized Illustrations of Policy Benefits...............................      8
         Sale of the Policies........................................................      8
         Reports to Owners...........................................................      9
         Records.....................................................................      9
         Experts.....................................................................      9
         Financial Statements........................................................      9
Underwriters.........................................................................     10
         Underwriting Standards......................................................     10
IMSA     ............................................................................     10
Performance Data.....................................................................     10
         Other Performance Data in Advertising Sales Literature......................     10
         AUSA Life's Published Ratings...............................................     11
Index to Financial Statements........................................................     11
         AUSA Series Life Account....................................................     12
         AUSA Life Insurance Company, Inc............................................

GLOSSARY

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office      Our administrative office and mailing address is P.O.
                           Box 9054, Clearwater, Florida 33758-9054. Our street address is 570 Carillon Parkway, St. Petersburg,
                           Florida 33716. Our phone number is 1-800-322-7353.
                           Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. ALL PREMIUM PAYMENTS, LOAN
                           REPAYMENTS, CORRESPONDENCE AND NOTICES SHOULD BE SENT
                           TO THIS OFFICE.

attained age               The issue age of the person insured, plus the number
                           of completed years since the Policy date.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 The sum of your Policy's value in the subaccounts and
                           the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account              An option to which you may allocate net premiums and
                           cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in the prospectus. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

home office                Our home office is 4 Manhattanville Road, Purchase,
                           New York 10577. PLEASE DO NOT SEND ANY MONEY,
                           CORRESPONDENCE OR NOTICES TO THIS ADDRESS; SEND THEM
                           TO THE ADMINISTRATIVE OFFICE.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured                    The person whose life is insured by this Policy.

issue age                  The insured's age on his or her birthday nearest to
                           the Policy date.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount                The total amount of all outstanding Policy loans,
                           including both principal and interest due.

loan reserve               A part of the fixed account to which amounts are
account                    transferred as collateral for Policy loans.

maturity date              The Policy anniversary nearest the insured's 95th
                           birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends.

minimum monthly            The amount shown on your Policy schedule page (unless
guarantee premium          changed when you change death benefit options,
                           decrease the specified amount, or add or increase or decrease a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction          The monthly Policy charge, plus the monthly cost of
                           insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges and the premium collection charge.

net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

no lapse period            The first five Policy years during which the Policy
                           will not lapse if certain conditions are met.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial premium is allocated to the AUSA Transamerica
                           Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

pro rata                   Surrender charge that may be imposed upon a decrease
decrease charge            in specified amount during the first 15 Policy years.

record date                The date we record your Policy on our books as an in
                           force Policy, and we allocate your cash value from the AUSA Transamerica Money Market subaccount to the accounts that you selected on your application.

separate account           The AUSA Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The minimum death benefit we will pay under the
                           Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page unless you decrease the Policy's specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A
                           (level) death benefit.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If, during the first 15 Policy years, you fully
                           surrender the Policy, we will deduct a surrender charge from the cash value.

termination                When the insured's life is no longer insured under
                           the Policy.

valuation date             Each day the New York Stock Exchange is open for
                           trading. AUSA Life is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the change
                           in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our                AUSA Life Insurance Company, Inc.
(AUSA Life)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.

you, your (owner           The person entitled to exercise all rights as owner
or policyowner)            under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about AUSA Life and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER         -        Change the owner by providing written notice
                                    to us at our administrative office at any time while the insured is alive and the Policy is in force.

                           - Change is effective as of the date that the written notice is accepted by us at our administrative office.

                           - Changing the owner does not automatically change the beneficiary.

                           -        Changing the owner may have tax
                                    consequences. You should consult a tax
                                    advisor before changing the owner.

                           - We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY   -        The owner designates the beneficiary (the
                                    person to receive the death benefit when the insured dies) in the application.

                           - If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

                           - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

                           - If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

CHANGING THE BENEFICIARY   -        The owner changes the beneficiary by
                                    providing written notice to us at our
                                    administrative office.

                           - Change is effective as of the date the owner signs the written notice.

                           - We are not liable for any payments we made before we received the written notice at our administrative office.

                           - If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

ASSIGNING THE POLICY       -        The owner may assign Policy rights while the
                                    insured is alive.

                           - The owner retains any ownership rights that are not assigned.

                           - Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

                           - Claims under any assignment are subject to proof of interest and the extent of the assignment.

                           -        We are not:

                                    -        bound by any assignment unless we
                                             receive a written notice of the
                                             assignment at our administrative
                                             office;

                                    -        responsible for the validity of any
                                             assignment;

                                    -        liable for any payment we made
                                             before we received written notice
                                             of the assignment at our
                                             administrative office; or

                                    -        bound by any assignment which
                                             results in adverse tax consequences
                                             to the owner, insured(s) or
                                             beneficiary(ies).

                           -        Assigning the Policy may have tax
                                    consequences. You should consult a tax
                                    advisor before assigning the Policy.

OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

         We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

         If the insured commits suicide within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

MISSTATEMENT OF AGE OR GENDER

         If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

         Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

MIXED AND SHARED FUNDING

         In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

         If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, AUSA Life will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

         We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

         In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act,
(2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

         If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

         Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

         Under any settlement option, the dollar amount of each payment will depend on four things:

         - the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;

         - the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

         -        the mortality tables we use; and

         -        the specific payment option(s) you choose.

OPTION 1--EQUAL MONTHLY             -   We will pay the proceeds, plus
INSTALLMENTS FOR A FIXED                interest, in equal monthly installments
PERIOD                                  for a fixed period of your choice, but
                                        not longer than 240 months.

                                    -   We will stop making payments once we
                                        have made all the payments for the
                                        period selected.

OPTION 2--EQUAL MONTHLY             At your or the beneficiary's direction, we
INSTALLMENTS FOR LIFE               will make equal monthly installments:
(LIFE INCOME)

                                    -   only for the life of the payee, at the
                                        end of which payments will end; or

                                    -   for the longer of the payee's life,
                                        or for 10 years if the payee dies before the end of the first 10 years of payments; or

                                    -   for the longer of the payee's life, or
                                        until the total amount of all payments
                                        we have made equals the proceeds that
                                        were applied to the settlement option.

OPTION 3--EQUAL MONTHLY             -   We will make equal monthly payments
INSTALLMENTS FOR THE LIFE OF            during the joint lifetime of two
THE PAYEE AND THEN TO A                 persons, first to a chosen payee,
DESIGNATED SURVIVOR (JOINT              and then to a co-payee, if living,
AND SURVIVOR)                           upon the death of the payee.

                                    -   Payments to the co-payee, if
                                        living, upon the payee's death will
                                        equal either:

                                        -    the full amount paid to the payee
                                             before the payee's death; or

                                        -    two-thirds of the amount paid to
                                             the payee before the payee's death.

                                    -   All payments will cease upon the death
                                        of the co-payee.

ADDITIONAL INFORMATION ABOUT AUSA LIFE AND THE SEPARATE ACCOUNT

         AUSA Life is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AUSA Life's home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is P.O. Box 9054, Clearwater, Florida 33758-9054.

         AUSA Life was incorporated under the name Zurich Life Insurance Company in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. AUSA Life is licensed to sell insurance in 49 states (including New
York) and in the District of Columbia. AUSA Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

         AUSA Life established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of AUSA Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

         AUSA Life holds the assets of the separate account physically segregated and apart from the general account. AUSA Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including AUSA Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of AUSA Life.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

         The illustrations also will reflect the average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

SALE OF THE POLICIES

         The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AUSA Life and AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. Both AFSG and AUSA Life are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and AUSA Life on behalf of its separate account went into effect April 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to AUSA Life agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

         - 55% of all premium payments you make during the first Policy year, PLUS

         - 2.50% of all premium payments you make during Policy years 2 through 10.

We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses may be paid.

         To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

         We intend to recoup commissions and other sales expenses through: the premium expense charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners.

         We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

         AFSG Securities Corporation, the principal underwriter for the Policy, will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.

         During fiscal years 2002, 2001 and 2000, AFSG received $72,075,590, $56,595,212 and $113,821,344, respectively, as sales compensation with respect to the Policies. No amounts were retained by AFSG.

REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

-    the current cash value           -    any activity since the last report

-    the current net surrender value  -    projected values

-    the current death benefit        -    investment experience of each
                                           subaccount

-    outstanding loans                -    any other information required by law

         You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

         We will maintain all records relating to the separate account and the fixed account.

EXPERTS

         The financial statements of AUSA Series Life Account at December 31, 2002 and for the periods indicated thereon, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         The statutory-basis financial statements and schedules of AUSA Life at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         Actuarial matters included in this Statement of Additional Information have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of AUSA Life, as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

         AUSA Life's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon AUSA Life's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

         AUSA Life's financial statements and schedules at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITERS

UNDERWRITING STANDARDS

         This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

         Your cost of insurance charge will also depend on the insured's gender, issue age on the Policy date, length of time from the Policy date, and rate class. We currently place insureds into the following standard rate classes:

         -        ultimate select (preferred), non-tobacco use;

         -        select (non-preferred), non-tobacco use;

         -        ultimate standard (preferred), tobacco use;

         -        standard (non-preferred), tobacco use; and

         -        juvenile - under 18.

         We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

IMSA

         We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

PERFORMANCE DATA

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

         We may compare each subaccount's performance to the performance of:

         -        other variable life issuers in general;

         - variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

                  - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

         - the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

                  - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

         -        other types of investments, such as:

                  -        certificates of deposit;

                  -        savings accounts and U.S. Treasuries;

                  - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

                  - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

AUSA LIFE'S PUBLISHED RATINGS

         We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS

AUSA SERIES LIFE ACCOUNT:
         Report of Independent Auditors, dated January 31, 2003
         Statements of Assets and Liabilities at December 31, 2002
         Statements of Operations for the year ended December 31, 2002 Statements of Changes in Net Assets for the years ended December 31,
             2002 and 2001
         Notes to the Financial Statements

AUSA LIFE INSURANCE COMPANY, INC.
         Report of Independent Auditors, dated February __, 2003
         Statutory-Basis Balance Sheets at December 31, 2002 and 2001 Statutory-Basis Statements of Operations for the years ended December
             31, 2002, 2001 and 2000
         Statutory-Basis Statements of Changes in Capital and Surplus for the
             years ended December 31, 2002, 2001 and 2000
         Statutory-Basis Statements of Cash Flow for the years ended December
             31, 2002, 2001 and 2000
         Notes to Financial Statements--Statutory-Basis
         Statutory-Basis Financial Statement Schedules

WRL00191-05/2003

                          PART C - OTHER INFORMATION

Item 27.          Exhibits

                  (a) Resolution of the Board of Directors of Western
                      Reserve establishing the separate account (1)

                  (b) Not Applicable

                  (c) Distribution of Policies

                      (i)   Master Service and Distribution Compliance
                            Agreement (2)

                      (ii) Amendment to Master Service and Distribution Compliance Agreement (3)

                      (iii) Form of Broker/Dealer Supervisory and
                            Service Agreement (3)

                      (iv)  Principal Underwriting Agreement (3)

                      (v)   First Amendment to Principal Underwriting
                            Agreement (3)

                  (d) (i) Specimen Flexible Premium Variable Life Insurance Policy (6)

                      (ii)  Children's Insurance Rider (6)

                      (iii) Disability Waiver Rider (6)

                      (iv)  Accidental Death Benefit Rider (6)

                      (v)   Primary Insured Rider (6)

                      (vi)  Other Insured Rider (6)

                      (vii) Terminal Illness Accelerated Death Benefit
                            Rider (6)

                      (viii)Endorsement - Asset Rebalancing (6)

                      (ix)  Endorsement - Dollar Cost Averaging (6)

                  (e) Application for Flexible Premium Variable Life
                      Insurance Policy (1)

                  (f) (i)   Certificate of Incorporation of AUSA Life
                            (1)

                      (ii)  Amended and Restated By-Laws of AUSA Life
                            (1)

                  (g) Reinsurance Contracts

                      (i) Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (10)

                  (h) (i) Form of Participation Agreement Among AUSA Life Insurance Company, Inc., Western
                            Reserve Life Assurance Co. of Ohio and WRL
                            Series Fund, Inc. (7)

                      (ii)  Participation Agreement Among Variable
                            Insurance Products Fund, Fidelity
                            Distributors Corporation and AUSA Life dated
                            August 31, 2000 (4)

                      (iii) Participation Agreement Among Variable
                            Insurance Products Fund II, Fidelity
                            Distributors Corporation and AUSA Life dated
                            August 31, 2000 (4)

                      (iv)  Participation Agreement Among Variable
                            Insurance Products Fund III, Fidelity
                            Distributors Corporation and AUSA Life dated
                            August 31, 2000 (4)

                  (i) Not Applicable

                  (j) Not Applicable

                  (k) Not Applicable

                  (l) Opinion and Consent of Robert F. Colby, Esq. as to
                      Legality of Securities Being Registered (11)

                  (m) Opinion and Consent of Lorne Schinbein as to
                      Actuarial Matters Pertaining to the Securities Being Registered (11)

                  (m) Not Applicable

                  (n) Other Opinions:

                      (i)   Written Consent of Sutherland Asbill &
                            Brennan LLP (11)

                      (ii)  Written Consent of Ernst & Young LLP (11)

                  (o) Not Applicable

                  (p) Not Applicable

                  (q) Not Applicable

                  (r) Memorandum describing issuance, transfer and
                      redemption procedures (5)

                  (s) Powers of Attorney (1)(8)(9)

------------------
(1) This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

(5) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 24, 1998 (File No. 38343) and is incorporated herein by reference.

(6) This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(7) This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.

(8) This exhibit was previously filed on Post-Effective Amendment No. 2 to Form S-6 Registration Statement dated April 21, 2000 (File No. 333-38343) and is incorporated herein by reference.

(9) This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 15, 2002 (File No. 333-61654) and is incorporated herein by reference.

(10) This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(11)     To be filed by amendment.

Item 28.          Directors and Officers of the Depositor

Name                                   Principal Business Address       Position and Offices with Depositor
----                                   --------------------------       -----------------------------------
Tom Schlossberg                                   (1)                   Chairman of the Board and President

William Brown, Jr.                                (3)                   Director

Mark W. Mullin                                    (1)                   Director

William L. Busler                                 (2)                   Director and Senior Vice President

Steven E. Frushtick                               (4)                   Director

Marc Abrahms                                      (5)                   Director

Peter P. Post                                     (6)                   Director

Cor H. Verhagen                                   (7)                   Director

E. Kirby Warren                                   (8)                   Director

Colette F. Vargas                                 (1)                   Director and Chief Actuary

James T. Byrne, Jr.                               (9)                   Director

Robert F. Colby                                   (1)                   Director, Vice President, Assistant
                                                                        Secretary and Counsel

Robert S. Rubinstein                              (1)                   Director, Vice President and Assistant
                                                                        Secretary

Brenda Clancy                                     (2)                   Treasurer

----------------------
(1)      4 Manhattanville Road, Purchase, New York 10577

(2)      4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(3)      14 Windward Avenue, White Plains, New York 10605

(4)      500 Fifth Avenue, New York, New York 10110

(5)      375 Willard Avenue, Newington, Connecticut 06111

(6)      415 Madison Avenue, New York, New York 10017

(7)      51 JFK Parkway, Shorthills, New Jersey 07078

(8)      P.O. Box 146, Laurel Road, Tuxedo Park, New York 10987

(9)      400 West Market Street, Louisville, Kentucky 40202

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

VERENIGING AEGON - Netherlands Membership Association
AEGON N.V. (Netherlands) (32.47%)
    AEGON Nederland N.V. (Netherlands) (100%)
    AEGON Nevak Holding B.V. (Netherlands) (100%)
    AEGON Derivatives N.V. (Netherlands) (100%)
    Transamerica Corporation and subsidiaries (DE) (100%)
    AEGON DMS Holding B.V. (Netherlands) (100%)
       Canadian Premier Holdings Ltd (Canada) (100%)
           Canadian Premier Life Insurance Company (Canada) (100%)
           Legacy General Insurance Company (Canada) (100%)
       Cornerstone International Holdings Ltd (UK) (100%)
           Cornerstone International Marketing Ltd (UK) (100%)
           Stonebridge International Insurance Ltd (UK) (100%)
       Transamerica Direct Marketing Korea Ltd (Korea) (100%)
       Transamerica Direct Marketing Japan K.K. (Japan) (100%)
       Transamerica Direct Marketing Asia Pacific Pty Ltd (Australia) (100%)
           Transamerica Insurance Marketing Asis Pacific Pty Ltd (Australia)
            (100%)
           Transamerica Direct Marketing Australia Pty Ltd (Australia) (100%) AEGON INTERNATIONAL N.V. (Netherlands) (100%)
       The AEGON Trust - voting trust - (Advisory Board: - Donald J. Shepard,
           Joseph B. M. Streppel, Dennis Hersch) (DE) (100%)
           AEGON U.S. Holding Corporation (DE) (100%)
              CORPA Reinsurance Company (NY) (100%)
              AEGON Management Company (IN) (100%)
              Short Hills Management Company (NJ) (100%)
              AEGON U.S. Corporation (IA) (76.05%)
                  Commonwealth General Corporation and subsidiaries (DE) (100%) AEGON USA, Inc. (IA) (100%)
                     RCC North America LLC (DE) (100%)
                     Transamerica Holding Company, L.L.C. (DE) (100%)
                        Veterans Life Insurance Company (IL) (100%)
                           Peoples Benefit Services, Inc. (PA) (100%)
                           Veterans Life Insurance Agency, Inc. (MD) (100%)
                        Transamerica Life Insurance Company (IA) (100%)
                           Professional Life & Annuity Insurance Company (AZ)
                              (100%)
                           AEGON Financial Services Group, Inc. (MN) (100%)
                              AEGON Assignment Corporation of Kentucky (KY)
                                 (100%)
                              AEGON Assignment Corporation (IL) (100%)
                              Transamerica Financial Institutions, Inc. (MN)
                                 (100%)
                        AEGON Funding Corp. (DE) (100%)
                        AEGON USA Investment Management LLC (IA) (100%)

                        First AUSA Life Insurance Company - insurance holding
                          co. (MD) (100%)
                           AUSA Life Insurance Company, Inc. - insurance (NY)
                             (100%)
                           United Financial Services, Inc. (MD) (100%)
                           Monumental General Casualty Company (MD) (100%) Bankers Financial Life Insurance Company (AZ) (100%) The Whitestone Corporation (MD) (100%)
                           Cadet Holding Corp. (IA) (100%)
                           Monumental General Life Insurance Co. of Puerto Rico
                             (PR) (51%)
                           Iowa Fidelity Life Insurance Company (AZ) (100%) Southwest Equity Life Insurance Company (AZ) (100%) Life Investors Insurance Company of America -
                             insurance (IA) (100%)
                              Life Investors Alliance LLC (DE) (100%)
                           Western Reserve Life Assurance Co. of Ohio -
                             insurance (OH) (100%)
                              WRL Insurance Agency, Inc. (CA) (100%)
                                 WRL Insurance Agency of Alabama, Inc. (AL)
                                   (100%)
                                 WRL Insurance Agency of Massachusetts, Inc.
                                   (MA) (100%)
                                 WRL Insurance Agency of Nevada, Inc. (NV)
                                   (100%)
                                 WRL Insurance Agency of Wyoming, Inc. (WY)
                                   (100%)
                                 WRL Insurance Agency of Texas (TX) (100%)
                              AEGON Equity Group, Inc. (FL) (100%)
                              AEGON/Transamerica Fund Services, Inc. - transfer
                                agent (FL) (100%)
                              AEGON/Transamerica Fund Advisers, Inc. -
                                investment adviser (FL) (77%)
                              World Financial Group Insurance Agency, Inc. (CA)
                                (100%)
                                 World Financial Group Insurance Agency of
                                   Alabama, Inc. (AL) (100%)
                                 World Financial Group Insurance Agency of
                                   Hawaii, Inc. (HI) (100%)
                                 World Financial Group Insurance Agency of
                                   Massachusetts, Inc. (MA) (100%)
                                 World Financial Group Insurance Agency of
                                   Puerto Rico, Inc. (PR) (100%)
                                 World Financial Group Insurance Agency of New
                                   Mexico (NM) (100%)
                                 World Financial Group Insurance Agency of
                                   Wyoming, Inc. (WY) (100%)
                                 WFG Property & Casualty Insurance Agency, Inc.
                                   (GA) (100%)
                                    WFG Property & Casualty Insurance Agency of
                                      Alabama, Inc. (AL) (100%)
                                    WFG Property & Casualty Insurance Agency of
                                      California, Inc. (CA) (100%)
                                    WFG Property & Casualty Insurance Agency of
                                      Mississippi, Inc. (MS) (100%)
                                    WFG Property & Casualty Insurance Agency of
                                      Nevada, Inc. (NV) (100%)
                                    WFG Property & Casualty Insurance Agency of
                                      Wyoming, Inc. (WY) (100%)
                                    WFG Property & Casualty Insurance Agency of
                                      Texas, Inc. (TX) (100%)
                        AUSA Holding Company - holding company (MD) (100%)
                           AEGON USA Investment Management, Inc. - investment
                             adviser  (IA) (100%)
                           AEGON USA Securities, Inc. - broker-dealer  (IA)
                             (100%)
                           Transamerica Capital, Inc. (CA) (100%)
                           Universal Benefits Corporation - third party
                             administrator (IA) (100%)
                           Investors Warranty of America, Inc. - provider of
                             automobile extended maintenance contracts (IA)
                             (100%)
                           Massachusetts Fidelity Trust Company - trust company
                             (IA) (100%)
                           Roundit, Inc. (MD) (50%)
                           Long, Miller & Associates LLC (CA) (33-1/3%)
                           Diversified Investment Advisors, Inc. - investment
                             adviser (DE) (100%)
                              Diversified Investors Securities Corp. -
                                broker-dealer  (DE) (100%)
                              George Beram & Company, Inc. (MA) (100%)
                           Creditor Resources, Inc. - credit insurance (MI)
                             (100%)
                              Premier Solutions Group, Inc. (MD) (100%)
                              CRC Creditor Resources Canadian Dealer Network
                                Inc. - insurance agency (Canada) 100%)
                           Money Services, Inc. - financial counseling for
                             employees and agents of affiliated companies (DE) (100%)
                              ORBA Insurance Services, Inc. (CA) (40.15%)
                              ADB Corporation LLC (DE) (100%)
                              AEGON USA Travel and Conference Services LLC -
                                travel services (IA) (100%)
                              Great Companies, L.L.C. (IA) (30%)
                           Zahorik Company, Inc. - broker-dealer  (CA) (100%)
                              ZCI, Inc. (AL) (100%)

                              Zahorik Texas, Inc. (TX) (100%)
                           Monumental General Insurance Group, Inc. - holding
                             company  (MD) (100%)
                              Monumental General Mass Marketing, Inc. -
                                marketing (MD) (100%)
                              Trip Mate Insurance Agency, Inc. (KS) (100%)
                              Monumental General Administrators, Inc. (MD)
                                (100%)
                                    National Association Management and
                                      Consultant Services, Inc. (MD) (100%)
                           AEGON Asset Management Services, Inc. (DE) (100%)
                              World Group Securities, Inc. (DE) (100%)
                              World Financial Group, Inc. (DE) (100%)
                           InterSecurities, Inc. - broker-dealer  (DE) (100%)
                              World Financial Group Insurance Agency of Ohio,
                                Inc. (OH) (100%)
                           AEGON/Transamerica Fund Advisers, Inc. - investment
                             adviser (FL) (23%)
                           AEGON USA Realty Advisors Inc. - real estate
                             investment services  (IA) (100%)
                              RCC Properties Limited Partnership (IA) (100%) QSC Holding, Inc. (DE) (100%)
                              Realty Information Systems, Inc. - information
                                systems for real estate investment management
                                (IA) (100%)
                              AEGON USA Real Estate Services, Inc. (DE) (100%) Real Estate Alternatives Portfolio 1 LLC (DE)
                                (100%)

Item 30.          Indemnification

         Provisions exist under the New York Law, the Articles of Incorporation of AUSA Life and the Amended and Restated By-Laws of AUSA Life whereby AUSA Life may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                        NEW YORK BUSINESS CORPORATION LAW

SECTION 722.      AUTHORIZATION FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                           Amended and Restated Bylaws

                                   ARTICLE II

                          DIRECTORS AND THEIR MEETINGS

         SEC. 7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

                              RULE 484 UNDERTAKING

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.          Principal Underwriter

                  (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, and Separate Account VA P of Transamerica Life Insurance Company; the Separate Account VA BNY, Separate Account C, AUSA Series Life Account, AUSA Series Annuity Account and AUSA Series Annuity Account B of AUSA Life Insurance

                           Company, Inc.; the Separate Account I and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; Separate Account VA-2LNY of Transamerica Life Insurance Company of New York; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

                  (b)      Directors and Officers of AFSG

                              PRINCIPAL
                              ---------
NAME                       BUSINESS ADDRESS              POSITION AND OFFICES WITH UNDERWRITER
----                       ----------------              -------------------------------------
Larry N. Norman                  (1)                     Director and President

Anne M. Spaes                    (1)                     Director and Vice President

Lisa A. Wachendorf               (1)                     Director, Vice President and Chief Compliance
                                                         Officer

John K. Carter                   (2)                     Vice President

William G. Cummings              (2)                     Vice President

Thomas R. Moriarty               (2)                     Vice President

Christopher G. Roetzer           (2)                     Vice President

Michael V. Williams              (2)                     Vice President

Frank A. Camp                    (1)                     Secretary

Priscilla I. Hechler             (2)                     Assistant Vice President and Assistant Secretary

Thomas E. Pierpan                (2)                     Assistant Vice President and Assistant Secretary

Darin D. Smith                   (1)                     Vice President and Assistant Secretary

Teresa L. Stolba                 (1)                     Assistant Compliance Officer

Emily Bates                      (3)                     Assistant Treasurer

Clifton W. Flenniken             (4)                     Assistant Treasurer

------------------
(1)      4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)      570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)      400 West Market Street, Louisville, Kentucky 40202

(4)      1111 North Charles Street, Baltimore, Maryland 21201

               (c)    Compensation to Principal Underwriter

-------------------------------------------------------------------------------------------------------------------
                                     NET UNDERWRITING
                                       DISCOUNTS AND        COMPENSATION ON          BROKERAGE
NAME OF PRINCIPAL UNDERWRITER           COMMISSIONS            REDEMPTION           COMMISSIONS         COMMISSIONS
-------------------------------------------------------------------------------------------------------------------
AFSG Securities Corporation                  0                     0              $ 72,075,590 (1)          0
                                     ------------------------------------------------------------------------------
                                             0                     0              $ 56,595,212 (2)          0
                                     ------------------------------------------------------------------------------
                                             0                     0              $113,821,344 (3)          0
-------------------------------------------------------------------------------------------------------------------

(1)      fiscal year 2002

(2)      fiscal year 2001

(3)      fiscal year 2000

Item 32.          Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through AUSA Life, 4 Manhattanville Road, Purchase, New York 10577

Item 33.          Management Services

                  Not Applicable

Item 34.          Undertakings

                  AUSA Life hereby represents that the fees and charges deducted under the AUSA Financial Freedom Builder Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AUSA Life.

                  Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

                  Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

                  Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, AUSA Series Life Account, has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 20th day of February, 2003.

                                        AUSA SERIES LIFE ACCOUNT
                                        ------------------------
                                               Registrant

                                        By: ____________________________________
                                            Tom A. Schlossberg
                                            Chairman of the Board and President*

                                        AUSA LIFE INSURANCE COMPANY, INC.
                                        ---------------------------------
                                               Depositor

                                        By: ____________________________________
                                            Tom A. Schlossberg
                                            Chairman of the Board and President*

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature and Title                                   DATE

 /s/ Tom A. Schlossberg                                    February 20, 2003
---------------------------------------
Tom A. Schlossberg
Chairman of the Board and President*

 /s/ William Brown, Jr.                                    February 20, 2003
---------------------------------------
William Brown, Jr., Director*

 /s/ Mark W. Mullin                                        February 20, 2003
---------------------------------------
Mark W. Mullin, Director*

 /s/ William L. Busler                                     February 20, 2003
---------------------------------------
William L. Busler, Director and Senior
Vice President*

 /s/ Steven E. Frushtick                                   February 20, 2003
---------------------------------------
Steven E. Frushtick, Director*

 /s/ Marc Abrahms                                          February 20, 2003
---------------------------------------
Marc Abrahms, Director*

 /s/ Peter P. Post                                         February 20, 2003
---------------------------------------
Peter P. Post, Director*

 /s/ Cor H. Verhagen                                       February 20, 2003
---------------------------------------
Cor H. Verhagen, Director*

 /s/ E. Kirby Warren                                       February 20, 2003
---------------------------------------
E. Kirby Warren, Director*

 /s/ Colette F. Vargas                                     February 20, 2003
---------------------------------------
Colette F. Vargas, Director
and Chief Actuary*

 /s/ James T. Byrne, Jr.                                   February 20, 2003
---------------------------------------
James T. Byrne, Jr., Director*

 /s/ Robert F. Colby                                       February 20, 2003
---------------------------------------
Robert F. Colby, Director, Vice
President, Assistant Secretary and Counsel*

 /s/ Robert S. Rubinstein                                  February 20, 2003
---------------------------------------
Robert S. Rubinstein, Director, Vice
President and Assistant Secretary*

 /s/ Brenda Clancy                                         February 20, 2003
----------------------------------------
Brenda Clancy, Treasurer*

*   /s/ Priscilla I. Hechler
  -------------------------------------
  Signed by Priscilla I. Hechler
  as Attorney-In-Fact